                                                                     ENSEMBLE II
                                               Variable Universal Life Insurance
                               Issued by Chubb Life Insurance Company of America
                                     Distributed by Chubb Securities Corporation







                                                        CHUBB AMERICA FUND, INC.
                                                              ANNUAL REPORT 1995

                                                 Domestic Growth Stock Portfolio
                                                    World Growth Stock Portfolio
                                                     Growth and Income Portfolio
                                                       Emerging Growth Portfolio
                                                        Capital Growth Portfolio
                                                          Money Market Portfolio
                                                            Gold Stock Portfolio
                                                              Balanced Portfolio
                                                                  Bond Portfolio

                            CHUBB AMERICA FUND, INC.

                               One Granite Place
                          Concord, New Hampshire 03301

Dear Policyholder:

Remarkably strong financial markets and several product enhancements made Ensemble II's tenth anniversary a year to remember.

Favorable economic conditions, including falling interest rates and low inflation, sparked exceptional returns across virtually all market sectors. As a result, Ensemble II's domestic stock and fixed income portfolios performed particularly well. With the advantages of market returns, coupled with the death benefit protection and favorable tax treatment of variable universal life, Ensemble II continues to fill a range of personal and business needs for its nearly 20,000 policyowners. Later in this annual report, our portfolio managers provide insights into the factors behind each portfolio's performance.

The most notable Ensemble II product enhancement in 1995 was undoubtedly the addition of the Emerging Growth Portfolio, managed by Massachusetts Financial Services (MFS). The addition of a small cap equity portfolio reflects our ongoing commitment to providing policyowners with a full range of high-quality, complimentary and diversified investment options.

Another important Ensemble II enhancement was our new client statement. A simplified format and new color graphics enable us to provide more useful information than ever to our policyowners.

Chubb Life Insurance Company of America is one of the few insurers rated AAA by Standard & Poors to offer a variable universal life policy with a decade-long performance record. This milestone further establishes Ensemble II as one of the insurance industry's premier VUL policies.

In the year to come, we will continue to seek ways to add value to your Ensemble II policy. All of us at Chubb wish you the best in 1996, and look forward to a continued prosperous relationship.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella
President
Chubb America Fund, Inc.
February 7, 1996

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
CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                          World Growth Stock Portfolio
                        by Richard Sean Farrington, CFA
                        Templeton Global Advisors, Ltd.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                 INVESTMENT IN THE WORLD GROWTH STOCK PORTFOLIO
                            AND THE MSCI WORLD INDEX

AVG. ANNUAL TOTAL RETURNS       1 YEAR      5 YEAR     10 YEAR    INCEPTION
---------------------------------------------------------------------------
WORLD GROWTH                    16.35%      14.40%      11.66%      11.71%
-------------------------------------------------------------------------
MSCI WORLD INDEX                21.33%      12.34%      13.72%      15.00%
-------------------------------------------------------------------------

                                    [GRAPH]

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Over the course of the past year, the World Growth Portfolio continued to implement the basic philosophy originally articulated by Sir John Templeton. Since most of the major trends impacting the Portfolio are a reflection of this philosophy, we have highlighted a few of our underlying principles and how they relate to developments we have seen taking place.

"TO BUY WHEN OTHERS ARE DESPONDENTLY SELLING AND TO SELL WHEN OTHERS ARE GREEDILY BUYING PAYS THE GREATEST POTENTIAL REWARD."

This principle sounds simple, but is difficult to put into practice. Since the end of 1994, the World Growth Portfolio has seen its weighting in the U.S. rise, partly because of performance but also because of new investments identified. These positions contributed positively to the Portfolio's performance. However, increasingly there has been a shift in our global bargain list to more emerging market opportunities with fewer bargains identifiable in the U.S.

Emerging markets have certainly suffered from "despondent selling" over the last 12 months. The events in Mexico at the end of 1994 and the subsequent devaluation of the Peso led to a 78% decline in the Mexican equity market in dollar terms. This was the beginning of the end of emerging market euphoria which had peaked at the end of 1993. By November 1995, emerging markets globally had fallen roughly 20% from their high in U.S. dollar terms. Specific markets have shown even more substantial declines. India, Brazil and Columbia have all declined more than 30% from their peak; Pakistan, Portugal, Venezuela, Argentina and Indonesia are all 40% or more below their peak; Greece, Sri Lanka, Mexico and Taiwan have fallen more than 50% below their peak; and Turkey and Poland are more than 60% below their peak in dollar terms.

We continue to look to find new bargains in these depressed markets just as we did in Hong Kong toward the beginning of 1995.

"SHARE PRICES FLUCTUATE MORE WIDELY THAN SHARE VALUES."

While volatility is mostly viewed only as risk, for a long term investor it can often be seen as opportunity. One of the challenges we face when buying unpopular securities is that we often buy securities that continue to go down before they recover in price. While this was the case with some of the companies purchased this year, we believe that the underlying values have not diminished and that these values will eventually be reflected in share prices.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

Securities purchased this year under the pressure of selling include European cyclical securities. Having seen many of these stocks decline in price due to investors' concern over the economy or social problems in Europe, we felt that some of the companies represented good value. Nordic paper companies and European auto manufacturers were among the stocks purchased. Most have performed poorly this year hurting our overall returns. However, we continue to re-evaluate these companies on a daily basis and are confident they will add value over the longer term. Please refer to pages 2-4 for a complete schedule of investments.

"TOO MANY INVESTORS FOCUS ON OUTLOOK AND TREND. MORE PROFIT IS MADE BY FOCUSING ON VALUE."

It is easy to become lost in the debate over the future direction of the economy or market. We do not claim particular advantage or skill in this regard and continue to focus on determining the earnings power and asset values of companies compared to their share prices. Although we use dozens of variables to determine value, these two yard sticks are among the most helpful. We spend the majority of our time determining the earning power of a company over a full business cycle or the market value of a firm's underlying assets of businesses. Often by focusing on outlooks and trends, money managers begin to guess the best time to buy and sell stocks. These "market timers" run substantial risks trying to time non-U.S. market activity. Over the last 10 years, $100 invested in the EAFE index of non-U.S. stocks has grown to approximately $470. However, if the six best performing months over the 10 year time period are removed, the $100 would have only risen to $240, illustrating the risk of market timing.

Although we begin our work at the company level, it is often necessary to gauge certain industry views to accommodate our individual stock selection. For example, determining the amount of new capacity that may be added to an industry is critical in determining pricing levels for many goods. Often in our analysis of companies, certain themes or trends become apparent that are specific to company valuations rather than overall market or economic predictions. One of the more notable examples of this in our portfolios today is the improved financial condition of many cyclical stocks worldwide which are in better financial condition, generate more free cash flow, and sell at steeper discounts relative to earnings or the replacement value of their assets. We are comfortable, therefore, holding a number of European cyclical stocks in our portfolio despite the extended business cycle.

In 1996, we will continue to build and improve our ability to serve you while maintaining our traditional values and principles. We appreciate your continued support and look forward to serving your interests and earning your continued confidence in the future.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                             MONEY MARKET PORTFOLIO
                            by Thomas J. Swartz, III
                           Chubb Asset Managers, Inc.

The primary purpose of the Portfolio is to provide an investment vehicle that minimizes credit quality risk and net asset fluctuations. The Portfolio continues to meet this objective by investing in the highest quality short-term investment vehicles, U.S. Government Securities. Given the narrow yield differential between U.S. Government Securities and lesser quality alternative investments such as commercial paper, we continue to feel it is prudent to invest exclusively in government securities.

The U.S. economy during 1995 experienced steady but modest growth and subdued inflation. Tightening by the Federal Reserve in early 1995 was followed by rate cuts in July and December, resulting in a Fed Funds rate which ended the year unchanged from the level at the start of 1995.

We expect economic growth during 1996 to be close to the Federal Reserve's target range of 2.5%, accompanied by inflation which remains below 3%. Given this scenario, the Federal Reserve may have latitude to reduce short term rates before real rates over stimulate the economy. The Portfolio continued to be an attractive investment alternative, given the still high short-term interest rates relative to long-term bond yields, continued low consumer price inflation, and stable net asset values.

                              GOLD STOCK PORTFOLIO
                            by Lucille Palermo, CFA
                         Van Eck Associates Corporation

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                    INVESTMENT IN THE GOLD STOCK PORTFOLIO,
                THE S&P 500 INDEX AND THE LIPPER GOLD FUND INDEX

AVG. ANNUAL TOTAL RETURNS     1 YEAR     5 YEAR     10 YEAR     INCEPTION
-------------------------------------------------------------------------
GOLD STOCK                     2.76%      5.88%       5.71%       5.43%
-----------------------------------------------------------------------
S&P 500 INDEX                 37.45%     16.53%      14.07%      15.86%
-----------------------------------------------------------------------
LIPPER GOLD FUND INDEX         4.84%      6.89%      10.59%       6.18%
-----------------------------------------------------------------------

                                    [GRAPH]

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Gold Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Lipper Gold Fund Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index and the Lipper Gold Fund Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

During 1995, your portfolio's net asset value rose 2.76%, compared to an average gain of 2.5% for the 33 precious metals funds monitored by Micropal Inc., a mutual fund evaluation service, and to a 37.45% gain for the S&P 500 Composite Index. During the same period, the price of gold bullion rose just 1%, reflecting the low volatility in the gold price that characterized most of the year. However, the low price volatility masked a great deal of activity in a very healthy market supported on the downside by strong physical demand, particularly from emerging markets, but capped on the upside by very heavy forward sales from mining companies and by central bank selling. In turn, the

                                                                      continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

dull bullion price discouraged investment buying in the West, where soaring financial assets were the major attraction.

By November, the producer forward selling led to such demand for bullion by dealers (who need to borrow gold to cover their exposure as counterparty to the producers forward sales) that overnight gold lease rates charged on borrowed gold rose to 12% from their more normal 2-3%, which sent gold into backwardation for the first time in 20 years. The surge in lease rates drew attention not only to the short-term shortage of bullion, but also to its longer-term healthy fundamentals - declining mine production, growing fabrication demand (jewelry, coins, etc.), and the reduced benefits to producers of forward selling now that the forward premium for a one-year contract is about 3%, versus about 6% a year ago.

Gold shares put in very mixed performances in 1995, declining on average 26% in South Africa and 7% in Australia, but rising about 10% in North America. The weakness in the Australian gold mining index last year belied a very robust performance by the shares of several companies whose managements succeeded in adding to reserves either by acquisition or by exploration or that were the subject of takeovers. We continue to believe Australia offers some of the best exploration potential worldwide, particularly from those companies beginning to venture into West Africa and Indonesia. In addition, the Australian industry is in a consolidation phase and the potential for shareholder gains from corporate activity has added a further positive dimension to investment there. At year-end 1995, your portfolio was 17% invested in Australian gold shares.

In the U.S., the investment climate continued to be dominated by environmental concerns and permitting delays on the negative side and additions to reserves on the positive. Newmont shares were among the best performers as management has plotted an aggressive course for growing production and proving up reserves. Your portfolio was 36% invested in U.S. gold shares at year-end.

Last year saw a number of "turnaround" situations in Canada regain favor among investors (Echo Bay) among the large-cap companies, while a few smaller names (Dayton, Bema) benefitted from anticipation of the start-up of new mines. At year-end 1995, Canadian shares made up 36% of your portfolio, because we believe the Canadian producers have been the most successful at securing growth through global exploration and development. Please refer to page 6 for a complete schedule of investments.

OUTLOOK

We believe that gold market fundamentals are healthy for several reasons:

- PHYSICAL DEMAND, which had declined after the sharp price run-up in 1993, rebounded significantly last year according to the World Gold Council. In fact, both fabrication demand (80% of total demand) and total demand reached record levels in 1995. Importantly, the demand has returned at ever-higher prices, with little "sticker price shock" evident yet.

- MINE SUPPLY, which saw its first absolute decline in nearly 15 years in 1994, declined further in 1995, primarily due to another appreciable decrease in South African output (to its lowest level in 40 years). This year may see some improvement, but not likely from South Africa, where many analysts expect a further 2-3% decline in production.

- CENTRAL BANK SALES from monetary reserves have diminished from the very high levels of 1992 and 1993. We believe outright sales by the official sector will continued to be moderate because most of the selling in the late Eighties/early Nineties came from countries in economic distress who were selling their reserves to keep their systems afloat. Most of those countries have little or no gold reserves left to sell.

- PRODUCER HEDGING PROGRAMS appear to have impacted the gold market more heavily in 1995 than in recent years. The static gold price and attractive contangoes of 6% most

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

     of the year (which meant a gold miner could contract to get $20 to $25 an ounce more by selling his production one year forward) made hedging a most profitable exercise. Today's firmer gold price and smaller contango ($12 an ounce) has made hedging less attractive and indications are that mining companies are slowing their hedging activity significantly.

- WESTERN INVESTMENT DEMAND, noticeably absent in recent years, is rebounding in the face of lofty valuations for financial assets and the likelihood that most global monetary authorities will resort to currency debasement to get their economies going, just as they have always done in the past. Gold will then prove itself to be the ultimate currency hedge - an owned asset and no one's liability.

                        DOMESTIC GROWTH STOCK PORTFOLIO
                                by Robert Benson
                        Pioneering Management Corporation

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                   INVESTMENT IN THE DOMESTIC GROWTH PORTFOLIO
                              AND THE S&P 500 INDEX

AVG. ANNUAL TOTAL RETURNS     1 YEAR      5 YEAR      INCEPTION
---------------------------------------------------------------
DOMESTIC GROWTH               29.72%      22.21%        13.70%
---------------------------------------------------------------
S&P 500 INDEX                 37.45%      16.53%        13.89%
---------------------------------------------------------------

                                    [GRAPH]

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Domestic Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The economy grew at a decelerating rate throughout 1995 leading to a declining interest rate environment. With reported earnings strong and interest rates low, the stock market exhibited exceptional strength. Large capitalization and technology stocks led to the market charge with smaller capitalization, retail and healthcare stocks lagging behind.

In this environment, the Domestic Growth Stock Portfolio achieved a total return of 29.72% versus 37.45% for the S&P 500 Index. The Portfolio's focus on smaller/medium sized growth companies hindered performance somewhat, however, the current portfolio mix continues to offer very good value relative to the overall stock market.

A sector of the Portfolio that appreciated very strongly was financial-banks and insurance companies. Stocks such as American Bankers Inc., TIG Holdings, Inc., UNUM Corporation, Aames Financial Corp., Meridian Bancorp, Inc. and Great Western Financial had total returns in excess of 45%. Metals & Mining stocks such as Roanoke Electric Steel Corp. and A.M. Castle & Co., and capital goods stocks such as Sunstrand Corp. and NN Ball & Roller, Inc. also performed very well. The technology sector was represented by strong performers such as Data General Corporation. Two areas of underperformance were healthcare and consumer related. Although in each sector the Portfolio had strong performance from stocks such as Medisense and Nine West Group helping to offset the weaker holdings.

The outlook for 1996 has to be guarded considering the overall performance of both the economy and the stock market in 1995. By concentrating on individual stocks rather than on macro themes, the Portfolio is well positioned whether interest rates stay low or begin to increase later on in the year due to increased economic activity. Technology stocks on a very select basis should continue to outperform and we expect the healthcare stocks to begin to shine again.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS

                                 BOND PORTFOLIO
                               by Ned I. Gerstman
                           Chubb Asset Managers, Inc.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                 INVESTMENT IN THE BOND PORTFOLIOAND THE LEHMAN
                         BROTHERS GOVERNMENT BOND INDEX

AVG. ANNUAL TOTAL RETURNS          1 YEAR     5 YEAR     INCEPTION
------------------------------------------------------------------
BOND                               16.76%      8.98%       7.70%
---------------------------------------------------------------
LEHMAN BROS GOVT BOND INDEX        18.34%      9.37%       8.74%
---------------------------------------------------------------

                                    [GRAPH]

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers Government Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The Lehman Brothers Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

After one of the worst performance years on record for the bond market in 1994, last year turned out to be one of the best performance years on record. After tightening monetary policy six times during 1994, the Federal Reserve tightened for the final time of this economic cycle in February of 1995. It became clear not long after that final move to higher rates that the economic expansion, that had been fueled by the massive monetary easing from 1991 through 1993, was running out of momentum. The combination of Federal Reserve action during 1994, expectations of cyclical pressures to higher inflation and the unwinding of leveraged yield curve arbitrage trades (Orange County, etc.), helped to push interest rates higher in 1995 than fundamentals warranted. During 1995 GDP growth slowed from 3.5% to approximately 2.1%, industrial production growth slowed from 5.8% to 3.3%, average monthly non-farm payroll growth slowed from 294,000/month to 141,000/month and inflation as measured by the overstated Consumer Price Index rose marginally from 2.6% to 2.8%. This fundamentally favorable economic environment allowed the Federal Reserve to reverse the course of monetary policy from a tightening to an easing mode. All of the upward interest rate bias that had been built into the yield curve during 1994 was completely unwound during 1995. The result was significant capital appreciation in bond funds as interest rates plunged.

For 1995, the Bond Portfolio had a rate of return of 16.76%. A combination of call protected Treasury and higher yielding mortgage backed securities gave us the portfolio balance that we seek to have our targeted intermediate maturity profile. We outperformed both the Lipper General U.S. Government and Intermediate U.S. Government bond categories which had returns of 16.54% and 14.59% respectively.

We expect that 1996 will be another good year for bond funds although not as good as the exceptional 1995. The slow economic environment along with low inflation and progress on the fiscal policy front will allow the Federal Reserve to continue on their monetary easing path. The yield curve has priced in further easing so we suspect that the capital appreciation potential in the bond market is less than last year. We will more likely structure the portfolio with a somewhat more defensive posture stressing yield spread product such as slight premium mortgage backed securities. Given our outlook for moderately falling intermediate term yields, this strategy should provide rewarding for our investors.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


                          GROWTH AND INCOME PORTFOLIO
                     by David K. Schafer and Robert Witkoff
                           Chubb Asset Managers, Inc.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE GROWTH AND INCOME PORTFOLIO
                    AND THE S&P 500 INDEX AVG.

ANNUAL TOTAL RETURNS          1 YEAR     INCEPTION
--------------------------------------------------
GROWTH & INCOME               33.58%       13.49%
------------------------------------------------
S&P 500 INDEX                 37.45%       14.69%
------------------------------------------------

                                    [GRAPH]

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Nineteen ninety five was truly an outstanding year for the U.S. stock market; benefiting from ideal conditions for financial assets. Capitalizing on this environment, your portfolio rose 33.58% in 1995 versus a 37.45% rise for the S&P
500. It doesn't get much better for the financial markets than the near perfect market conditions that they operated in for most of 1995. The following were the main contributing factors to the widespread appreciation in financial assets.

- The U.S. economy continued to boast the best of all worlds; moderate economic growth and modest inflation.

- U.S. interest rates fell most of the year and the Federal Reserve cut interest rates moderately in both July and December of 1995.

- Corporate profits continued to exceed Wall Street expectations while rising at double digit rates for most of the year.

-    Equity mutual funds continued to experience record levels of cash inflows.

-    Merger and acquisition activity was strong throughout the year.

No matter how you assess the U.S. stock market advance last year, the most impressive part of the surge was the breadth of the advance and its historical perspective. Much attention was showered on the Dow's breakthrough of two millenniums (4000 and 5000) but the good fortune spread to many of other broad market averages. For instance, the NASDAQ market rose 41.12%, Russell 2000 28.45%, and the S&P 500 37.45%. Leadership was most notable in the technology and financial related industries and in fact out performance was almost impossible without some exposure in these two sectors, but many other industries shared in the party. Interestingly, 1995 marked a record fifth year without a 10% correction in the stock market. Moreover, the market was never down more than 4% in the entire year. For stock market historians, 1995 was the best year for U.S. stocks since 1958, the second 30 percent plus year this decade (30.55% in 1991) and the sixth best year since 1926.

The huge runup in stock prices triggered many opportunistic changes in our portfolio. On the sell side we eliminated the following positions in 1995:
Anheuser-Busch, Baxter, Boeing, Polaroid, Telemex, and Toll Bros. We were also the beneficiary of three takeovers last year: E-Systems, Fleet Mortgage, and First

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


Federal of Michigan. The following stock positions were initiated in 1995:
Archer-Daniels-Midland Companies, Atlantic Richfield Co., Borg-Warner Automotive, Inc., Canadian Pacific, Ltd., Federal Express, Hanson PLC, Asia Pulp & Paper Co., Ltd., and YPF Sociedad Anonima. As always, we employed the same disciplined long term approach for our stock selection. We invested in securities whose price/earnings ratios were less than that of the S&P 500, although our analysis showed they had higher prospective earnings growth rates. Conversely, we sold those stocks that no longer met these investment standards. A complete schedule of investments is shown on pages 10 and 11.

We are cautiously optimistic regarding the overall outlook for 1996. On the positive side, economic growth is slowing, but modestly positive, while inflation is still subdued. Interest rates in this environment should head lower and cash continues to pour into the stock market. From a historical vantage point, stocks have advanced in 10 of the last 12 presidential election years. Reasons for caution are slowing corporate profits and a possible pullback given last year's well above average returns. The end result should be further stock market advances, but much slower and narrower in scope than last year. This will require even more focus on individual stock selection.

Diversification continued to be monitored closely in 1995. To assure proper diversification, no more than 20% of the portfolio was invested in any one industry group and no one security represented more than 3% of the portfolio's market value when purchased. Global securities continue to provide extra value for our portfolio. As of December 31, 1995 foreign securities represented 11.47% of the funds market value.

We believe our disciplined value approach will continue to reward our shareholders over the long term.

                            CAPITAL GROWTH PORTFOLIO
                               by Helen Y. Hayes
                           Janus Capital Corporation

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                   INVESTMENT IN THE CAPITAL GROWTH PORTFOLIO
                             AND THE S&P 500 INDEX

AVG. ANNUAL TOTAL RETURNS     1 YEAR     INCEPTION
--------------------------------------------------
CAPITAL GROWTH                41.74%       23.61%
------------------------------------------------
S&P 500 INDEX                 37.45%       14.69%
------------------------------------------------

                                    [GRAPH]

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

In the history of U.S. financial markets it is hard to find a better environment than existed in 1995. Low interest rates, low inflation, and excellent corporate earnings fueled a broad market advance, and both equities and fixed-income securities produced some of the best results of the last fifty years.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


Despite the sharp pullback in technology and telecommunications sectors, which were market leaders for much of the year, the advance continued through the fourth quarter, although returns did not maintain the blistering pace set in the previous nine months.

The Standard & Poor's 500 Index gained 6.02% during the quarter while the Capital Growth Portfolio was up 8.03%. For the year the Capital Growth Portfolio returned 41.74%, versus 37.45% for the S&P 500 Index. Good individual stock selection was the key to portfolio performance. Technology stocks, although not a large percentage of assets this year, also helped results. During the quarter I made an effort to lock in gains and avoid the downdraft that sent technology prices lower, and so many of our technology holdings such as A.D.A.M. Software, Visioneer, Microcom, Computron Software, Computer Horizons, and Discreet Logic were liquidated.

Overseas, most markets did not keep pace with the U.S. Even though key European interest rates fell in 1995, on the whole rates remained stubbornly higher and kept returns in the larger markets of Germany, France, and the U.K. in check. Nevertheless, the potential of our European growth stocks, especially in the pharmaceutical, medical, and printing areas, remains compelling. Both Roche Holdings, AG Genusshein, and Smithkline Beecham enjoy strong balance sheets, excellent earnings growth, and profitable product lines, and all sell at lower PE multiples than similar growth stories in the U.S. Wolters Kluwer is also building a market franchise through acquisitions of professional printing and publishing companies in both Europe and the U.S.

On the domestic front the portfolio had a number of standouts during the quarter. HFS, Inc. (formerly Hospitality Franchise) is the franchisor of many popular hotel and motel chains, including Howard Johnson's, Ramada, and Super 8. The company recently acquired real estate broker Century 21, and is applying the same profitable cross-selling strategy it uses in the hotel business to the residential real estate market. One of our new acquisitions, Amre, Inc., provides an example of the HFS, Inc.'s strategy. Amre, Inc. contracts with Sears to do home remodeling and now has entered into an agreement with HFS, Inc. for referrals from Century 21's customer base. Other outstanding performers during the quarter were Pittway Corp., which designs and markets electronic security systems, and Sun Microsystems, which appreciated earlier in the year, then gave back some of its gains in the fourth quarter. Sun was a significant holding, however, because it has an excellent product line -- commercial workstations and networks used in conjunction with the Internet. Sun also has a new computer programming language called JAVA that, though still in the testing phase, is already getting a lot of attention from software developers. Finally, Estee Lauder Companies was purchased in an initial public stock offering (IPO). Lauder continues to add to its already powerful market position and so I am holding the stock, even though it has appreciated substantially.

Federated Department Stores, Boise Cascade, and American Standard were reduced or sold profitably, as was APAC Teleservices, which provides marketing and customer service programs to business, and Nellcor, a manufacturer of medical equipment. In the loss column, I eliminated Hollywood Entertainment, a video rental chain, and trimmed Kinnevik, the Swedish conglomerate. A complete schedule of investments is provided on pages 12 and 13 for your reference.

I expect increased volatility in the equity markets in 1996, but moderate economic growth and low interest rates should continue to provide a favorable environment for stocks. Market volatility can also have the positive effects of creating buying opportunities and increasing demand for high-quality growth stocks that have more predictable earnings streams. These stocks are at the core of our investment discipline in the Capital Growth Portfolio.

Thank you for your continued investment.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


                               BALANCED PORTFOLIO
                                by Melanie Reichl

                        Phoenix Investment Counsel, Inc.
                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE BALANCED PORTFOLIO AND THE
                      S&P 500 INDEX AND THE 55% S&P500/35%
                    LEHMAN AGGREGATE/10% 90 DAY T-BILL INDEX

AVG. ANNUAL TOTAL RETURNS  1 YEAR   INCEPTION
---------------------------------------------
BALANCED                   22.35%    10.26%
------------------------------------------
S&P 500 INDEX              37.45%    14.69%
------------------------------------------
BALANCED BENCHMARK         27.23%    11.52%
------------------------------------------

                                    [GRAPH]

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

The Balanced Portfolio returned 22.35% for the year ending December 31, 1995, compared with 27.23% for the Balanced Benchmark (55% S&P 500 Index; 35% Lehman Brothers Aggregate Bond Index; 10% Salomon Brothers Three-month Treasury-Bill Index).

While there were several factors that affected portfolio performance over the past year, an underweighting in equities throughout the year versus the Balanced Benchmark was the primary contributor to underperformance relative to the Balanced Benchmark. Cash holdings served as a drag on performance throughout the year as both the stock and bond markets soared.

More specifically on the equity side of the portfolio, overweighted positions relative to the S&P 500 during the latter half of the year in technology and financial services sectors added significantly to strong second half performance. This, in conjunction with a greater allocation to equities in general, offset weakness that occurred in the earlier part of 1995. Emphasis on several investment themes during the second half of the year also led to strong performance, namely exposure to our Hybrid Network, Deregulating Financial Services, and 21st Century Medicine themes.

Within our fixed income holdings, a shorter than the benchmark duration in the declining interest rate environment in the first eight months of 1995 detracted from relative performance. However, during the third and fourth quarters, we enhanced relative performance through increased exposure to the mortgage backed and municipal sectors.

The equity environment was remarkably strong in 1995, with the S&P 500 up 37.45%, an accomplishment not seen since the Eisenhower Administration in 1958. The dynamic combination of falling interest rates and accelerating earnings growth drove the stock market to all time highs in 1995. Treasury bond rates dropped nearly 200 basis points, beginning the year near 8% and ending it close to 6%. Earnings gains were abundant with S&P 500 earnings up 20% (estimated) on the heels of 40% gain for 1994. Since most stocks had strong earnings comparisons in 1995, growth-style investing had difficulty outperforming the market averages.

                                                                       continued

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


Market leadership was concentrated in technology and financials during the first half of 1995, but market crosscurrents began to develop at mid-year, fragmenting the uniformly strong group performance within the leading sectors. The change was most noticeable in technology, with semiconductors lagging far behind the outperforming computer networking group, heavily represented in our Hybrid Network theme. As earnings growth began to slow in the second half, earnings predictability became a virtue, causing healthcare stocks and our 21st Century Medicine theme to take on market leadership. Further crosscurrents were evident when comparing large and small cap performance in 1995. Except for a sharp small cap rally in the summer, large cap stocks dominated all year, with the S&P 500 outperforming the Russell 2000 by 9%.

The powerful forces of 1995 are diminishing as we enter the new year. Interest rates are likely to settle into a 6-7% trading range since a significantly easier Federal Reserve policy has been widely anticipated and is reflected in current prices. While stable interest rates are not unfavorable for stocks, interest rate upswings can contribute to increasing stock market volatility and in general, a more turbulent investment environment. We believe the stock market is likely to follow bonds into an extended trading range which could well include a 10-15% price correction. In addition, market leadership may shift to smaller cap stocks, as 1996 unfolds, since many of these companies represent young and dynamic industries with superior growth prospects. Expectations are low and earnings growth high, a combination which often leads to positive earnings surprises.

While we expect 1996 will be filled with cross-currents and increased volatility, our thematic investing approach highlights a number of opportunities for the coming year. We continue to emphasize theme development and stock selection in what we see as a year of changing market leadership. As we entered 1996, our asset allocation stood at 58% equity, 38% bonds, and 15% cash equivalents. Going forward, we intend to more closely align our allocation with that of its market benchmark. Growth investing should have a distinct advantage in the coming year as earnings growth slows and we plan to take advantage of market volatility to build positions in growth themes.

CHUBB AMERICA FUND, INC.
REPORTS OF THE PORTFOLIO MANAGERS


                           EMERGING GROWTH PORTFOLIO
                                 by John Ballen
                        Massachusetts Financial Services

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE EMERGING GROWTH PORTFOLIO
                       AND THE RUSSELL 2000 GROWTH INDEX

AVG. ANNUAL TOTAL RETURNS    4TH QTR     YTD     INCEPTION
----------------------------------------------------------
EMERGING GROWTH               3.51%     32.91%     32.91%
--------------------------------------------------------
RUSSELL 2000 GROWTH INDEX     1.48%     22.39%     22.39%
--------------------------------------------------------

                                    [GRAPH]

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through divisions of Chubb Separate Account A established by Chubb Life Insurance Company of America to fund flexible premium variable life insurance policies. Total returns do not reflect any separate account expenses imposed on the policies which include a 2.5% premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges.

The Russell 2000 Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

This past year was a very good year for the U.S. market and the Emerging Growth Portfolio. The portfolio's total return since its inception on May 1, 1995 was 32.91%, compared with a 22.39% return for the Russell 2000 Growth Index.

The moderate growth, low interest rate environment of 1995 was an ideal background for emerging growth companies. The portfolio's performance benefited from strong performance of its technology holdings-primarily software, networking, and semiconductors-which showed robust earnings growth. Oracle Systems Corp. (database software), System Software Associates, Inc. (manufacturing application software), and Informix Corporation (database software and tools) reported better than expected earnings, and their stocks responded positively. Other strong contributors included networking stocks such as Cabletron Systems, Inc. and Bay Networks, Inc.

Our leisure stocks also helped performance. HFS, Inc., the nation's largest franchiser of hotels and real estate companies saw its stock price more than double this year, as accelerating earnings and acquisitions such as Century 21 assured investors of its future growth prospects. We believe HFS, Inc. had one of the most astute management teams around, and the stock remains the fund's largest holding.

Healthcare stocks had a mixed performance this year. We established major positions in this sector to take advantage of what we believed to be depressed price levels caused by investor confusion over the effect of lower Medicare reimbursement levels. While our timing was early and hurt the performance of the fund in the spring of 1995, the stocks have recently responded positively, a trend which we believe will continue.

In 1995, companies which were able to deliver better than expected earnings growth moved higher, and we believe this trend will continue. Our largest concentration continues to be in technology which we believe will continue to show the strongest earnings gains of any group in 1996. We are also positive on the health care service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices are still depressed. Companies that help contain healthcare costs should ultimately benefit from the cost reduction initiatives in Washington. Also, low interest rates and moderate economic growth should eventually help the consumer sector.

As a result, we believe 1996 could be the fifth consecutive year of above average earnings gains for the S&P 500 and emerging growth stocks. We also believe that our strategy of finding rapidly growing companies, early in their development, and growth stocks at reasonable prices will reward investors in 1996.

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION


                          WORLD GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                          % OF
TOP TEN EQUITIES                                                        PORTFOLIO
Swiss Reinsurance, Inc.                                                   2.84%
Banco Popular Espanol                                                     2.40%
Bank of Ireland                                                           2.25%
Astra AB, Class B                                                         1.78%
Fletcher Challenge, Ltd., Forestry Division                               1.34%
Hitachi, Ltd.                                                             1.31%
Potash Corp. of Saskatchewan, Inc.                                        1.26%
International Paper Company                                               1.23%
MCI Communications Corp.                                                  1.22%
U.S. Healthcare, Inc.                                                     1.21%

                                                                          % OF
TOP TEN COUNTRIES                                                       PORTFOLIO
United States                                                            36.44%
Spain                                                                     6.32%
United Kingdom                                                            5.97%
Switzerland                                                               5.21%
Hong Kong                                                                 4.46%
Netherlands                                                               4.42%
Sweden                                                                    4.09%
Australia                                                                 3.80%
France                                                                    3.54%
New Zealand                                                               3.24%

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                               PORTFOLIO QUALITY

                                                                          % OF
RATING                                                                  PORTFOLIO
 AAA                                                                     100.00%

                        DOLLAR WEIGHTED AVERAGE MATURITY

RATING                                                                    DAYS
 AAA                                                                      20.95

--------------------------------------------------------------------------------

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION - (CONTINUED)


                              GOLD STOCK PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                          % OF
TOP TEN EQUITIES                                                        PORTFOLIO
Barrick Gold Corp.                                                        5.42%
Newcrest Mining, Ltd.                                                     5.15%
Homestake Mining Company                                                  4.84%
Echo Bay Mines, Ltd.                                                      4.51%
Newmont Mining Corporation                                                4.31%
Dayton Mining Corporation                                                 4.08%
Battle Mountain Gold Co., Inc.                                            4.04%
Freeport McMoran Copper & Gold, Inc.                                      3.81%
Newmont Gold Co.                                                          3.57%
Placer Dome, Inc.                                                         3.28%

                                                                          % OF
COUNTRY COMPOSITION                                                     PORTFOLIO
United States                                                            47.06%
Canada                                                                   33.97%
Australia                                                                16.23%
Ghana                                                                     2.74%

--------------------------------------------------------------------------------

                        DOMESTIC GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                          % OF
TOP TEN EQUITIES                                                        PORTFOLIO
N.N. Ball & Roller, Inc.                                                   2.61%
Data General Corporation                                                   2.24%
Apria Healthcare Group, Inc.                                               2.04%
PNC Banc Corp.                                                             2.04%
Paragon Trade Brands, Inc.                                                 2.02%
Kelly Services, Inc., Class A                                              2.01%
Western National Corp.                                                     1.97%
A.M. Castle & Co.                                                          1.96%
EMC Corporation/Mass                                                       1.95%
Westinghouse Electric Company                                              1.94%

                                                                          % OF
TOP TEN INDUSTRIES                                                      PORTFOLIO
Insurance                                                                  8.56%
Health Care                                                                6.96%
Computer Software & Services                                               6.33%
Financial Services                                                         6.00%
Real Estate                                                                5.85%
Computer & Office Equipment                                                5.04%
Medical Supplies                                                           4.84%
Automotive Parts & Accessories                                             3.85%
Machinery                                                                  3.85%
Computers                                                                  3.69%

--------------------------------------------------------------------------------

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION - (CONTINUED)


                                 BOND PORTFOLIO

--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                PORTFOLIO QUALITY

                                                                         % OF
RATING                                                                 PORTFOLIO
 AAA                                                                     99.43%
  A                                                                       0.57%

                        DOLLAR WEIGHTED AVERAGE MATURITY

RATING                                                                   YEARS
 AAA                                                                     17.07
  A                                                                       6.21

--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                         % OF
TOP TEN EQUITIES                                                       PORTFOLIO
Redman Industries, Inc.                                                  3.42%
W.R. Berkley Corp.                                                       2.98%
YPF Sociedad Anonima, S.A., ADR                                          2.84%
Federal Express                                                          2.80%
First Chicago NBD Corporation                                            2.74%
Borg Warner Automotive, Inc.                                             2.73%
May Department Stores Company                                            2.71%
KeyCorp                                                                  2.70%
Archer-Daniels-Midland Companies, Inc.                                   2.69%
Philip Morris Companies, Inc.                                            2.69%

                                                                         % OF
TOP TEN INDUSTRIES                                                     PORTFOLIO
Insurance                                                                8.12%
Financial Services                                                       6.92%
Food Processing                                                          5.39%
Oil - Domestic                                                           5.38%
Automotive-Parts & Accessories                                           5.35%
Banks                                                                    5.12%
Mining & Metals                                                          4.50%
Transportation                                                           4.45%
Retail - Specialty                                                       4.38%
Building & Construction                                                  3.42%

--------------------------------------------------------------------------------

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION - (CONTINUED)

                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                          % OF
TOP TEN EQUITIES                                                       PORTFOLIO
Pittway Corp.                                                            5.47%
HFS, Inc.                                                                3.37%
General Motors Corp., Class E                                            2.89%
Nabisco Holdings Corp.                                                   2.83%
Amre, Inc.                                                               2.79%
Estee Lauder Companies, Class A                                          2.55%
Mattel, Inc.                                                             2.29%
MDL Information Systems, Inc.                                            2.27%
Smithkline Beecham, ADR                                                  1.98%
Pfizer, Inc.                                                             1.88%

                                                                         % OF
TOP TEN INDUSTRIES                                                     PORTFOLIO
Software Products & Services                                             10.70%
Financial Services                                                        6.97%
Pharmaceuticals                                                           6.53%
Electronics                                                               5.59%
Commercial Services                                                       4.27%
Retail                                                                    3.71%
Lodging & Restaurants                                                     3.70%
Food Processing                                                           3.57%
Manufacturing                                                             3.11%
Restaurants & Food Service                                                2.88%

--------------------------------------------------------------------------------

                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                         % OF
TOP TEN LONG-TERM HOLDINGS                                             PORTFOLIO
U.S. Treasury Notes & Bonds                                              28.83%
Government National Mortgage Association                                  3.33%
Nabisco Holdings Corp.                                                    1.31%
Kimberly Clark Corp.                                                      1.28%
Medtronic, Inc.                                                           1.21%
Texaco, Inc.                                                              1.21%
Equifax, Inc.                                                             1.19%
Guidant Corp.                                                             1.18%
General Electric Company                                                  1.11%
Boeing Co.                                                                1.07%

                                                                         % OF
TOP TEN INDUSTRIES                                                     PORTFOLIO
Communication Systems                                                     5.21%
Telecommunications                                                        4.67%
Insurance                                                                 3.43%
Medical - Hospital Mgt. & Services                                        3.41%
Electronics                                                               3.37%
Restaurants                                                               2.62%
Medical - Biotech                                                         2.39%
Oil Service Equipment                                                     1.76%
Broadcasting                                                              1.72%
Office & Business Equipment                                               1.68%

--------------------------------------------------------------------------------

CHUBB AMERICA FUND, INC.
PORTFOLIO COMPOSITION - (CONTINUED)

                           EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                % OF PORTFOLIO++

                     [GRAPH - CLIENT TO SUPPLY DESCRIPTION]

                                                                          % OF
TOP TEN EQUITIES                                                       PORTFOLIO
HFS, Inc.                                                                 5.09%
United Healthcare Corp.                                                   4.64%
Oracle Systems Corp.                                                      3.84%
Cadence Design Systems, Inc.                                              2.94%
Autodesk, Inc.                                                            2.60%
Cabletron Systems, Inc.                                                   2.59%
BMC Software, Inc.                                                        2.59%
Micro Warehouse, Inc.                                                     2.02%
Computer Associates International, Inc.                                   2.02%
CUC International, Inc.                                                   1.89%

                                                                         % OF
TOP TEN INDUSTRIES                                                     PORTFOLIO
Computer Software - Mainframe                                            21.06%
Insurance                                                                10.75%
Lodging                                                                   6.10%
Commercial Services                                                       6.04%
Retail                                                                    6.03%
Medical - Hospitals                                                       5.91%
Computer & Office Equipment                                               5.21%
Computer Software - P.C                                                   4.99%
Electronics                                                               4.05%
Telecommunication                                                         3.09%

--------------------------------------------------------------------------------

++ Represents market value of investments plus cash.

                      [This page intentionally left blank]

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO
DECEMBER 31, 1995

                                                             NUMBER      MARKET
                                                               OF        VALUE
COMPANY                                                      SHARES     (NOTE B)
-------                                                      ------     --------
COMMON STOCK-88.61%

                           AEROSPACE EQUIPMENT-1.07%
Textron, Inc..............................................   11,700   $  789,750
                                                                      ----------

                         AUTOMOTIVE MANUFACTURING-1.09%
Volkswagen, AG............................................    2,400      806,553
                                                                      ----------

                                 BANKING-9.42%
Australia & New Zealand Bank..............................   42,983      201,753
Banco Popular Espanol.....................................   10,000    1,843,942
Banco Portugues de
  Investimento............................................   17,000      206,545
Bank of Ireland...........................................  236,000    1,729,455
BankAmerica Corp..........................................   12,000      777,000
Barclays, PLC, ADR........................................    7,000      316,750
Credit Foncier de France..................................    9,000      130,297
Kredietbank, NV...........................................    2,550      697,523
National Australia Bank, Ltd.,
  ADR.....................................................   11,306      511,597
National Bank of Canada...................................   65,000      530,212
                                                                      ----------
                                                                       6,945,074
                                                                      ----------

                                BEVERAGES-1.13%
Embotelladora Andina, S.A.,
  ADR.....................................................   23,000      830,875
                                                                      ----------

                         BUILDING & CONSTRUCTION-1.14%
Corcemar Corp., Class B...................................   65,000      295,802
Sociedade Construcoes Soares
  de Costa................................................   48,100      547,051
                                                                      ----------
                                                                         842,853
                                                                      ----------

                            BUILDING MATERIALS-3.91%
Enso-Gutzeit OY...........................................   65,000      434,128
Masco Corporation.........................................   16,400      514,550
Owens-Corning Fiberglas
  Corp.+..................................................   10,000      448,750
Pioneer International, Ltd., ADR..........................  200,000      516,220
Pioneer International, Ltd................................  195,000      503,334
Skane-Gripen, AB..........................................   33,000      468,069
                                                                      ----------
                                                                       2,885,051
                                                                      ----------

                                CHEMICALS-2.26%
BASF, AG..................................................    2,400      541,614
Bayer, ADR................................................   20,000      528,898
Solvay, S.A...............................................    1,100      594,310
                                                                      ----------
                                                                       1,664,822
                                                                      ----------

                           COMMERCIAL SERVICES-1.04%
Jardine Matheson Holdings,
  Ltd., ADR...............................................  111,600      764,460
                                                                      ----------

                            CONSUMER PRODUCTS-1.10%
Ceramco Corp., Ltd........................................  378,000      442,336
Desc Sociedad de Fomento
  Industrial+.............................................  100,000      369,250
                                                                      ----------
                                                                         811,586
                                                                      ----------

                               ELECTRONICS-2.25%
Great Wall Electronics, Ltd...............................  720,000       53,064
Hitachi, Ltd..............................................  100,000    1,008,220
Sony Corporation..........................................   10,000      600,087
                                                                      ----------
                                                                       1,661,371
                                                                      ----------

                              ENERGY SOURCES-0.88%
Total Petroles............................................    9,600      648,783
                                                                      ----------

                        ENGINEERING & CONSTRUCTION-1.46%
Celsius Industrier, AB....................................   19,000      387,040
Internatio-Meuller, NV....................................   10,000      691,832
                                                                      ----------
                                                                       1,078,872
                                                                      ----------

                         ENTERTAINMENT & LEISURE-0.74%
Kuoni.....................................................      340      546,647
                                                                      ----------

                          ENVIRONMENTAL CONTROL-1.45%
Wheelabrator Technologies,
  Inc.....................................................   45,000      753,750
WMX Technologies, Inc.....................................   10,500      313,688
                                                                      ----------
                                                                       1,067,438
                                                                      ----------

-----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO--(CONTINUED)
DECEMBER 31, 1995

                                                             NUMBER      MARKET
                                                               OF        VALUE
COMPANY                                                      SHARES     (NOTE B)
-------                                                      ------     --------
COMMON STOCK-CONTINUED

                            FINANCIAL SERVICES-6.59%
American Express Company..................................    8,700   $  359,962
Brierley Investments, Ltd.................................  525,000      415,275
Chile Fund, Inc...........................................   23,140      601,640
Citicorp..................................................   13,500      907,875
Hutchison Whampoa, Ltd....................................  132,000      804,091
Invesco Mim...............................................  200,000      787,160
Rhone-Poulenc.............................................    7,800      167,312
Thailand International Fund+..............................       12      387,000
The Turkey Trust, PLC.....................................  145,000      423,226
                                                                      ----------
                                                                       4,853,541
                                                                      ----------

                         FOREST PRODUCTS & PAPER-8.41%
Boise Cascade Corp........................................   19,000      657,875
Bowater, Inc..............................................   21,000      745,500
Burlington Northern, Inc..................................    8,500      663,000
Carter Holt Harvey, Ltd...................................  279,251      602,428
Crown Vantage, Inc.+......................................    2,200       31,350
Fletcher Challenge, Ltd., Forestry
  Division................................................  720,000    1,026,072
International Paper Company...............................   25,000      946,875
James River Corp. of Virginia.............................   22,000      530,750
Tampella, AB..............................................  120,000      151,992
Valmet OY.................................................   20,000      502,070
Vital Forsikring, AS......................................   20,000      338,722
                                                                      ----------
                                                                       6,196,634
                                                                      ----------

                          HEALTH & PERSONAL CARE-1.73%
Nationwide Health Properties..............................   12,000      504,000
Smithkline Beecham, PLC, ADR..............................   13,900      771,450
                                                                      ----------
                                                                       1,275,450
                                                                      ----------

                                INSURANCE-6.19%
National Mutual Asia, Ltd.................................  750,000      678,975
Swiss Reinsurance, Inc....................................    1,870    2,180,975
U.S. Healthcare, Inc......................................   20,000      930,000
UNUM Corporation..........................................   14,000      770,000
                                                                      ----------
                                                                       4,559,950
                                                                      ----------

                           MACHINES-DIVERSIFIED-1.06%
Asea, AB..................................................    8,000      778,608
                                                                      ----------

                              MANUFACTURING-3.28%
Draka Holding, NV.........................................   24,000      621,338
Pechiney International, S.A...............................   17,000      302,082
Portucel Industrial Empressa,
  S.A., ADR+..............................................   97,000      574,647
SKF.......................................................   48,000      919,843
                                                                      ----------
                                                                       2,417,910
                                                                      ----------

                             MINING & METALS-3.95%
DeBeers Consolidated Mines,
  Ltd., ADR...............................................   22,000      665,500
Oregon Steel Mills, Inc...................................   14,000      196,000
Potash Corp. of
  Saskatchewan, Inc.......................................   13,600      964,774
Sociedad Quimica y Minera
  de Chile, ADR...........................................   14,500      681,500
Union Miniere, NPV........................................    6,000      401,643
                                                                      ----------
                                                                       2,909,417
                                                                      ----------

                               OIL DRILLING-0.42%
Parker Drilling Company+..................................   50,000      306,250
                                                                      ----------

                           OIL/GAS EXPLORATION-1.05%
Repsol, S.A...............................................   23,600      773,268
                                                                      ----------

                           OIL - INTERNATIONAL-2.42%
Royal Dutch Petroleum
  Co., Ltd., ADR..........................................    5,000      705,625
Societe Elf Aquitaine, S.A................................   10,500      774,664
YPF Sociedad Anonima,
   S.A., ADR..............................................   14,000      302,750
                                                                      ----------
                                                                       1,783,039
                                                                      ----------

                             PHARMACEUTICALS-4.35%
Ares-Serono, S.A..........................................      615      432,929
Astra, AB, Class B........................................   34,500    1,369,126
Ciba-Geigy, AG............................................      950      838,004
Glaxo Holdings Corp., ADR.................................   20,000      565,000
                                                                      ----------
                                                                       3,205,059
                                                                      ----------

                               REAL ESTATE-0.39%
Wereldhave, NV............................................    5,200      288,710
                                                                      ----------

-----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO--(CONTINUED)
DECEMBER 31, 1995

                                                             NUMBER      MARKET
                                                               OF        VALUE
COMPANY                                                      SHARES     (NOTE B)
-------                                                      ------     --------
COMMON STOCK-CONTINUED

                                  RETAIL-2.65%
Federated Department
  Stores, Inc.+...........................................   13,600   $  374,000
Karstadt, AG..............................................    1,300      534,069
The Limited, Inc..........................................   23,000      399,625
Tesco, PLC................................................  140,000      645,568
                                                                      ----------
                                                                       1,953,262
                                                                      ----------

                                 SHIPPING-2.47%
Bergesen, Class B.........................................   20,000      392,538
IHC Caland................................................   24,000      808,488
Transportation Maritima, S.A.,............................   45,000      341,672
Unitor Ships Service......................................   20,000      275,408
                                                                      ----------
                                                                       1,818,106
                                                                      ----------

                       TELECOMMUNICATION EQUIPMENT-0.95%
Alcatel Alsthom, CG.......................................    8,079      697,483
                                                                      ----------

                            TELECOMMUNICATIONS-4.11%
Cable & Wireless, PLC, ADR................................   22,000      464,750
MCI Communications Corp...................................   36,000      940,500
Stet Societa' Finanziaria Telefonica
  S.P.A...................................................  277,700      785,974
Telefonica de Espana, ADR.................................   20,000      837,500
                                                                      ----------
                                                                       3,028,724
                                                                      ----------

                            TEXTILES & APPAREL-2.10%
Dawson International, PLC.................................  366,000      613,709
Liz Claiborne, Inc........................................   24,500      679,875
Yue Yuen Industrial
 Holdings, Ltd............................................  960,000      254,496
                                                                      ----------
                                                                       1,548,080
                                                                      ----------

                              TIRE & RUBBER-0.95%
Goodyear Tire & Rubber
  Company.................................................   15,500      703,313
                                                                      ----------

                        TRANSPORTATION & SHIPPING-3.46%
American President Cos., Ltd..............................   23,000      529,000
Frans Maas Groep, CVA.....................................   17,000      583,285
Helikopter Service, AS....................................   51,500      627,661
Nedlloyd Groep............................................   14,000      317,905
Transport Development Group...............................  170,000      493,561
                                                                      ----------
                                                                       2,551,412
                                                                      ----------

                        UTILITIES - ELECTRIC & GAS-3.14%
Empresa Nacional
  de Electricidad, ADR....................................   10,000      572,500
Iberdrola, S.A............................................   90,000      823,464
Shandong Huaneng Power,
  ADR.....................................................   38,000      256,500
Texas Utilities Co........................................   16,000      658,000
                                                                      ----------
                                                                       2,310,464
                                                                      ----------

    TOTAL COMMON STOCK
     (Cost $52,553,277)...................................            65,302,815
                                                                      ----------

PREFERRED STOCK-1.56%

                                 BANKING-0.37%
Wells Fargo & Co., Series B...............................    6,270      269,610
                                                                      ----------

                            BUILDING MATERIALS-0.53%
Kaufman & Broad Home
 Corp.....................................................   26,000      386,750
                                                                      ----------

                            FINANCIAL SERVICES-0.43%
Bangkok Investments Co., Ltd..............................    2,500      321,250
                                                                      ----------

                                  RETAIL-0.23%
Dairy Farm International
 Holding, Ltd.,...........................................  210,000      169,050
                                                                      ----------

   TOTAL PREFERRED STOCK
    (Cost $1,182,775).....................................             1,146,660
                                                                      ----------

-----------
+Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
WORLD GROWTH STOCK PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                                   MARKET
                                                    PRINCIPAL       VALUE
COMPANY                                               VALUE        (NOTE B)
-------                                               -----        --------
CORPORATE BONDS-2.87%

News Corp. Zero Convertibles,
  due 03/31/02 ............USD                         459,000    $  429,739
PIV Investment Finance,
  (Cayman) Ltd., Conv., 4.500%,
  due 12/01/00 ............USD                         840,000       701,400
Softe, S.A., Conv. 4.250%,
  due 07/30/98 ............ITL                     805,000,000       581,210
TNT Pacific Finance
  Conv., 9.000%,
  due 07/27/98 ............AUD                         550,000       406,058
   TOTAL CORPORATE BONDS
    (Cost $1,880,267) .....                                        2,118,407
                                                                  ----------

                                                                   MARKET
                                                    PRINCIPAL       VALUE
COMPANY                                               VALUE        (NOTE B)
-------                                               -----        --------
SHORT-TERM OBLIGATIONS-10.10%

U.S. Treasury Bill, 4.910%, due
  04/04/96 .................................       $5,500,000     $ 5,430,376
U.S. Treasury Bill, 5.220%, due
  05/02/96 .................................        2,045,000       2,011,042
                                                                  -----------
   TOTAL SHORT-TERM
    OBLIGATIONS
     (Cost $7,436,218) .....................                        7,441,418
                                                                  -----------
   TOTAL INVESTMENTS
    (Cost $63,052,537*) ....................           103.14%     76,009,300

Other assets, less liabilities .............            (3.14)     (2,316,943)
                                                   ----------     -----------
   TOTAL NET ASSETS ........................           100.00%    $73,692,357
                                                   ==========     ===========





USD - United States Dollar
ITL - Italian Lira
AUD - Australian Dollar

-----------
*  Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET PORTFOLIO
DECEMBER 31, 1995


                                                                  MARKET
                                                PRINCIPAL         VALUE
                                                  VALUE          (NOTE B)
                                                  -----          --------
SHORT-TERM OBLIGATIONS-103.13%

Federal Farm Credit Bank, 5.640%,
  due 01/12/96 ...............................  $2,200,000      $2,195,520
Federal Home Loan Bank, 5.650%,
  due 01/08/96 ...............................     500,000         499,294
Federal National Mortgage Association, 5.450%,
  due 01/19/96 ...............................     750,000         747,729
U.S. Treasury Bill, 4.720%, due 01/18/96 .....   3,850,000       3,840,409
U.S. Treasury Bill, 5.200%, due 02/29/96 .....   1,300,000       1,289,861

Total Short-Term Obligations
    (Cost $8,571,497) .......                                    8,572,813
                                                                ----------
TOTAL INVESTMENTS
    (Cost $8,571,497*) ......    103.13%                         8,572,813

Other assets, less liabilities    (3.13)                          (260,137)
                                 ------                         ----------
   TOTAL NET ASSETS .........    100.00%                        $8,312,676
                                 ======                         ==========

---------------
*  Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GOLD STOCK PORTFOLIO
DECEMBER 31, 1995

                                                      NUMBER            MARKET
                                                        OF               VALUE
COMPANY                                               SHARES           (NOTE B)
-------                                               ------           --------
COMMON STOCK-92.93%
              AUSTRALIA-17.38%
Acacia Resources, Ltd.+ .................             45,000          $   81,005
Australian Resources, Ltd. ..............             70,000              71,330
Emperor Mines, Ltd.+ ....................             30,000              47,978
Golden Shamrock Mines,
  Ltd.+ .................................             50,000              30,870
Great Central Mines, N.L.+ ..............            110,000             212,740
Herald Resources, Ltd. ..................             20,500              20,586
Mount Burgess Gold Mining Co.,
  N.L.+ .................................            100,000              19,340
Newcrest Mining, Ltd. ...................             90,000             378,918
Placer Pacific, Ltd. ....................             33,300              68,861
Resolute Samantha, Ltd. .................             39,286              83,286
Sons of Gwalia, N.L., ADR ...............              5,000             137,616
Wiluna Mines+ ...........................             40,000              41,356
                                                                      ----------
                                                                       1,193,886
                                                                      ----------

              CANADA-36.39%
Barrick Gold Corp. ......................             15,125             398,922
Bema Gold Corp.+ ........................             25,000              50,000
Bolivar Goldfields, Ltd.+ ...............             18,000               9,897
Cathedral Gold Corporation+ .............             15,000              16,497
Dayton Mining Corporation+ ..............             75,000             300,000
Echo Bay Mines, Ltd. ....................             32,000             332,000
El Callao Mining Corp.+ .................             91,000              40,031
Glamis Gold, Ltd. .......................             15,000              93,750
Granges, Inc.+ ..........................             30,000              49,491
Hemlo Gold Mines, Inc. ..................             23,374             219,131
Miramar Mining Corp.+ ...................             30,000             146,250
Placer Dome, Inc. .......................             10,000             241,250
Prime Resources Group, Inc.+ ............             15,000             103,109
Rayrock Yellowknife+ ....................              5,000              37,578
Solitario Resources Corp.+ ..............             30,000              43,992
TVX Gold, Inc.+ .........................             15,000             106,875
Teck Corp., Class B .....................              6,000             117,132
Texas Star Resources Corp.+ .............             45,000               9,896
Treminco Resources, Ltd.+  ..............            100,000              51,320
Viceroy Resources Corp.+ ................             30,000             131,979
                                                                      ----------
                                                                       2,499,100
                                                                      ----------

               GHANA-2.93%
Ashanti Goldfields Co., Ltd. ............             10,000             201,250
                                                                      ----------
           UNITED STATES-36.23%
Battle Mountain Gold Co., Inc. ..........             35,000             297,500
Coeur D'Alene Mines Corp. ...............              6,000             102,750
Crown Resources Corporation+ ............             30,000             148,125
FMC Gold Co. ............................             22,300              91,987
Freeport-McMoRan Copper &
  Gold, Inc. ............................             10,000             280,000
Homestake Mining Company ................             22,800             356,250
Newmont Gold Co. ........................              6,000             262,500
Newmont Mining Corporation ..............              6,999             316,705
Pegasus Gold, Inc.+ .....................             15,000             208,125
Royal Oak Mines+ ........................             50,000             178,125
Santa Fe Pacific Gold Corp. .............              4,200              50,925
Stillwater Mining Company+ ..............              4,500              86,625
USMX, Inc.+ .............................             55,000             108,279
                                                                      ----------
                                                                       2,487,896
                                                                      ----------
  TOTAL COMMON STOCK
    (Cost $5,699,930) ...................                              6,382,132
                                                                      ----------

                                                                        MARKET
                                                   PRINCIPAL            VALUE
COMPANY                                              VALUE             (NOTE B)
-------                                              -----             --------
SHORT-TERM OBLIGATIONS-6.55%

G.E. Capital Corporation,
 5.550%, due 01/02/96 ..................         $   300,000             299,861
U.S. Treasury Bill, 4.450%,
 due 01/18/96 ..........................             150,000             149,648
                                                                      ----------

   TOTAL SHORT-TERM
    OBLIGATIONS
     (Cost $449,509) ...................                                 449,509
                                                                      ----------
   TOTAL INVESTMENTS
    (Cost $6,149,439*) .................               99.48%          6,831,641

Other assets, less liabilities .........                0.52              36,004
                                                      ------          ----------

   TOTAL NET ASSETS ....................              100.00%         $6,867,645
                                                      ======          ==========

------------
*   Aggregate cost for Federal income tax purposes.
+   Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO
DECEMBER 31, 1995

                                                       NUMBER            MARKET
                                                         OF              VALUE
COMPANY                                                SHARES           (NOTE B)
-------                                                ------           --------
COMMON STOCK-107.69%

        AEROSPACE EQUIPMENT-1.39%
Sunstrand Corporation .......................           9,600         $  675,600
                                                                      ----------

       AUTOMOTIVE & TRUCKING-1.38%
Wabash National Corp. .......................          30,000            667,500
                                                                      ----------

    AUTOMOTIVE PARTS & ACCESSORIES-4.39%
Gentex Corporation+ .........................          45,000            990,000
Hi-Lo Automotive, Inc.+ .....................          50,000            256,250
Stewart & Stevenson Services,
  Inc .......................................          35,000            883,750
                                                                      ----------
                                                                       2,130,000
                                                                      ----------

                BANKING-3.22%
Meridian Bancorp, Inc. ......................          19,300            897,450
New York Bancorp ............................          29,600            666,000
                                                                      ----------
                                                                       1,563,450
                                                                      ----------

               CHEMICALS-2.33%
Cambrex Corporation .........................          10,000            413,750
Furon Corp. .................................          30,000            600,000
Specialty Chemical
  Resources,Inc.+ ...........................          57,200            114,400
                                                                      ----------
                                                                       1,128,150
                                                                      ----------

          COMMERCIAL SERVICES-3.79%
Kelly Services, Inc., Class A ...............          40,000          1,110,000
Personnel Group of America,
  Inc.+ .....................................          50,000            731,250
                                                                      ----------
                                                                       1,841,250
                                                                      ----------

      COMPUTER & OFFICE EQUIPMENT-5.75%
Amtech Corporation ..........................         100,000            512,500
Data General Corporation+ ...................          90,000          1,237,500
Stratus Computers, Inc.+ ....................          30,000          1,038,750
                                                                      ----------
                                                                       2,788,750
                                                                      ----------

     COMPUTER SOFTWARE & SERVICES-7.21%
Banctec, Inc.+ ..............................          50,000            925,000
Banyan Systems, Inc.+ .......................          60,000            615,000
Dataflex Corporation+ .......................          58,000            195,750
Microage, Inc.+ .............................         100,000            812,500
TGV Software, Inc.+ .........................         100,000            950,000
                                                                      ----------
                                                                       3,498,250
                                                                      ----------

              COMPUTERS-4.20%
EMC Corporation/Mass+ .......................          70,000          1,076,250
Silicon Graphics, Inc.+ .....................          35,000            962,500
                                                                      ----------
                                                                       2,038,750
                                                                      ----------

          ELECTRICAL EQUIPMENT-2.21%
Westinghouse Electric
  Company ...................................          65,000          1,072,500
                                                                      ----------

              ELECTRONICS-3.99%
Griffon Corporation+ ........................         100,000            900,000
Holophane Corp.+ ............................          22,500            489,375
Whittaker Corporation+ ......................          25,000            543,750
                                                                      ----------
                                                                       1,933,125
                                                                      ----------

          FINANCIAL SERVICES-6.83%
Aames Financial Corp. .......................          25,000            696,875
DVI, Inc.+ ..................................          70,000            980,000
Great Western Financial .....................          20,000            510,000
PNC Banc Corp. ..............................          35,000          1,128,750
                                                                      ----------
                                                                       3,315,625
                                                                      ----------

       FURNISHINGS & APPLIANCES-0.81%
Shelby Williams Industries, Inc. ............          33,400            392,450
                                                                      ----------

              HEALTH CARE-7.93%
Coastal Physician Group, Inc.+ ..............          60,000            810,000
Integrated Health Services, Inc. ............          40,000          1,000,000
Lincare Holdings, Inc.+ .....................          40,000          1,000,000
Tenet Healthcare Corp.+ .....................          50,000          1,037,500
                                                                      ----------
                                                                       3,847,500
                                                                      ----------

              INSURANCE-9.75%
American Bankers, Inc. ......................          25,000            975,000
Citizens Corporation ........................          50,000            931,250
TIG Holdings, Inc. ..........................          32,000            912,000
UNUM Corporation ............................          15,000            825,000
Western National Corp. ......................          67,500          1,088,438
                                                                      ----------
                                                                       4,731,688
                                                                      ----------

------------
+    Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DOMESTIC GROWTH STOCK PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                  NUMBER              MARKET
                                                    OF                VALUE
COMPANY                                           SHARES             (NOTE B)
-------                                           ------             --------
COMMON STOCK-CONTINUED
      LEISURE & ENTERTAINMENT-3.38%
Arctco, Inc. ...........................            80,000         $  1,040,000
Speedway Motorsports, Inc.+ ............            20,000              600,000
                                                                   ------------
                                                                      1,640,000
                                                                   ------------

            MACHINERY-4.39%
Lamson & Sessions, Inc.+ ...............            88,200              683,550
N.N. Ball & Roller, Inc. ...............            82,500            1,443,750
                                                                   ------------
                                                                      2,127,300
                                                                   ------------

          MANUFACTURING-2.55%
Paragon Trade Brands, Inc.+ ............            47,800            1,117,325
Toy Biz, Inc.+ .........................             5,500              119,625
                                                                   ------------
                                                                      1,236,950
                                                                   ------------

           MEDICAL-2.33%
Apria Healthcare Group, Inc.+ ..........            40,000            1,130,000
                                                                   ------------


        MEDICAL SUPPLIES-5.52%
Allied Healthcare Products, Inc. .......            63,400            1,014,400
Healthdyne Technologies, Inc.+ .........            91,766            1,055,309
Sun Healthcare Group, Inc.+ ............            45,000              607,500
                                                                   ------------
                                                                      2,677,209
                                                                   ------------

         MINING & METALS-3.76%
A.M. Castle & Co. ......................            38,550            1,084,219
Roanoke Electric Steel Corp. ...........            44,550              740,644
                                                                   ------------
                                                                      1,824,863
                                                                   ------------

         OIL - DOMESTIC-1.83%
Seagull Energy Corp.+ ..................            40,000              890,000
                                                                   ------------

  OIL - WELL EQUIPMENT & SERVICE-1.91%
Weatherford Enterra, Inc. ..............            32,110              927,176
                                                                   ------------

          PHARMACEUTICALS-1.81%
Bergen Brunswig Corp.,
  Class A ..............................            35,247              876,769
                                                                   ------------


          REAL ESTATE-6.66%
Centerpoint Properties Corp. ...........            40,000              925,000
Factory Stores of America ..............            45,000              590,625
Gables Residential .....................            30,000              686,250
HGI Realty, Inc. .......................            45,000            1,029,375
                                                                   ------------
                                                                      3,231,250
                                                                   ------------

         RETAIL STORES-2.42%
Catherines Stores Company+ .............            50,000              412,500
Consolidated Stores Corp.+ .............            35,000              761,250
                                                                   ------------
                                                                      1,173,750
                                                                   ------------

           SHIPPING-4.09%
Airborne Freight Corp. .................            40,000            1,065,000
American President
  Companies ............................            40,000              920,000
                                                                   ------------
                                                                      1,985,000
                                                                   ------------

      TELECOMMUNICATIONS-1.32%
American Paging, Inc.+ .................           100,700              641,962
                                                                   ------------

        TEXTILE & APPAREL-0.54%
Lacrosse Footwear, Inc. ................            30,000              262,500
                                                                   ------------

   TOTAL COMMON STOCK
    (Cost $44,435,445) .................                             52,249,317
                                                                   ------------

   TOTAL INVESTMENTS
    (Cost $44,435,445*) ................            107.69%          52,249,317

Other assets, less liabilities .........             (7.69)          (3,731,431)
                                                    ------         ------------

   TOTAL NET ASSETS ....................            100.00%        $ 48,517,886
                                                    ======         ============


------------
*    Aggregate cost for Federal income tax purposes.
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BOND PORTFOLIO
DECEMBER 31, 1995

                                                                       MARKET
                                               PRINCIPAL               VALUE
COMPANY                                          VALUE                (NOTE B)
-------                                          -----                --------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS-104.56%

Federal Home Loan Mortgage
  Corporation, #C80090,
  6.000%, due 01/01/24 ..............         $   579,050           $   562,402
Federal National Mortgage
  Association, 9.550%,
  due 09/10/97 ......................              55,000                58,778
Federal National Mortgage
  Association, CMO #8829B,
  9.500%, due 12/25/18 ..............              86,910                92,371
Federal National Mortgage
  Association, Pool #248672,
  6.000%, due 12/01/23 ..............             178,725               172,805
Federal National Mortgage
  Association, Pool #261605,
  6.000%, due 01/01/24 ..............             782,523               756,602
Federal National Mortgage
  Association, Pool #267376,
  6.000%, due 01/01/24 ..............             186,284               180,114
Government National Mortgage
  Association, Pool #190666,
  9.000%, due 12/15/16 ..............              95,664               101,315
Government National Mortgage
  Association, Pool #385809,
  8.500%, due 07/15/24 ..............             985,641             1,034,307
Government National Mortgage
  Association, Pool #402760,
  8.000%, due 08/15/25 ..............             999,281             1,040,501
U.S. Treasury Note, 7.750%,
  due 11/30/99 ......................           1,530,000             1,657,657
U.S. Treasury Note, 8.000%,
  due 05/15/01 ......................             200,000               223,937
U.S. Treasury Note, 6.250%,
  due 02/15/03 ......................           1,790,000             1,868,313
U.S. Treasury Note, 10.375%,
  due 11/15/12 ......................           1,375,000             1,901,797
                                                                    -----------
   TOTAL U.S. GOVERNMENT
    AND AGENCY
    OBLIGATIONS
    (Cost $9,250,783) ...............                                 9,650,899
                                                                    -----------

CORPORATE BONDS-0.60%

Corning Glass, 8.250%,
  due 03/15/02 ......................              50,000                55,518
                                                                    -----------

   TOTAL CORPORATE
    BONDS (Cost $48,535) ............                                    55,518
                                                                    -----------

   TOTAL INVESTMENTS
    (Cost $9,299,318*) ..............              105.16%            9,706,417

Other assets, less liabilities ......               (5.16)             (476,327)
                                                   ------           -----------

   TOTAL NET ASSETS .................              100.00%          $ 9,230,090
                                                   ======           ===========

----------------
*    Aggregate cost for Federal income tax purposes.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO
DECEMBER 31, 1995

                                                       NUMBER           MARKET
                                                         OF             VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------
COMMON STOCK-100.40%

          AEROSPACE & DEFENSE-2.84%
General Motors Corporation,
  Class H ....................................          7,600         $  373,350
                                                                      ----------

               APPLIANCES-2.47%
Whirlpool Corp. ..............................          6,100            324,825
                                                                      ----------

              AUTOMOBILES-3.00%
Chrysler Corporation .........................          7,100            393,163
                                                                      ----------

    AUTOMOTIVE-PARTS & ACCESSORIES-6.03%
Borg-Warner Automotive, Inc. .................         12,600            403,200
Cummins Engine, Inc. .........................         10,500            388,500
                                                                      ----------
                                                                         791,700
                                                                      ----------

                   BANKS-5.77%
KeyCorp ......................................         11,033            399,946
Mellon Bank Corp. ............................          6,650            357,438
                                                                      ----------
                                                                         757,384
                                                                      ----------

         BUILDING & CONSTRUCTION-3.85%
Redman Industries, Inc.+ .....................         15,000            506,250
                                                                      ----------

            BUILDING MATERIALS-2.70%
Owens-Corning Fiberglas
  Corp.+ .....................................          7,900            354,512
                                                                      ----------

               COMPUTERS-2.78%
Compaq Computer Corp.+ .......................          7,600            364,800
                                                                      ----------

            CONSUMER HEALTH-1.85%
American Home Products, Inc. .................          2,500            242,500
                                                                      ----------

          FINANCIAL SERVICES-7.80%
First Chicago NBD
  Corporation ................................         10,259            405,231
Merrill Lynch & Company, Inc. ................          4,800            244,800
PaineWebber Group, Inc. ......................         18,700            374,000
                                                                      ----------
                                                                       1,024,031
                                                                      ----------

          FOOD PROCESSING-6.07%
Archer-Daniels-Midland Companies, Inc ........         22,135            398,430
Philip Morris Companies, Inc. ................          4,400            398,200
                                                                      ----------
                                                                         796,630
                                                                      ----------

      FOREST PRODUCTS & PAPER-2.98%
Asia Pulp & Paper, Co., Ltd., ADR+ ...........         48,100            390,812
                                                                      ----------

         HOLDING COMPANIES-2.96%
Hanson PLC, ADR ..............................         25,500            388,875
                                                                      ----------

            INSURANCE-9.15%
Old Republic International Corp. .............         10,800            383,400
Progressive Corp. ............................          7,700            376,337
W.R. Berkley Corp. ...........................          8,200            440,750
                                                                      ----------
                                                                       1,200,487
                                                                      ----------

           MINING & METALS-5.07%
Cyprus Amax Minerals .........................         13,500            352,687
Inco, Ltd., ADR ..............................          9,400            312,550
                                                                      ----------
                                                                         665,237
                                                                      ----------

            OIL-DOMESTIC-6.06%
Atlantic Richfield Co. .......................          3,400            376,550
YPF Sociedad Anonima, S.A., ADR ..............         19,400            419,525
                                                                      ----------
                                                                         796,075
                                                                      ----------
          OIL-INTERNATIONAL-2.93%
Exxon Corporation ............................          4,800            384,600
                                                                      ----------

              OIL REFINING-2.63%
Ultramar Corp. ...............................         13,400            345,050
                                                                      ----------

          RETAIL-SPECIALTY-4.93%
Circuit City Stores, Inc. ....................         14,300            395,038
Sotheby's Holdings, Inc. .....................         17,700            252,225
                                                                      ----------
                                                                         647,263
                                                                      ----------

------------
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
GROWTH AND INCOME PORTFOLIO
DECEMBER 31, 1995

                                                   NUMBER            MARKET
                                                     OF              VALUE
COMPANY                                            SHARES           (NOTE B)
-------                                            ------           --------
RETAIL STORES-3.06%
May Department Stores
  Company ............................              9,500          $    401,375
                                                                   ------------

TECHNOLOGY-SEMICONDUCTORS-3.00%
Avnet, Inc. ..........................              8,800               393,800
                                                                   ------------

TEXTILES-2.75%
Burlington Industries, Inc.+ .........             27,500               360,937
                                                                   ------------

TRANSPORTATION-5.02%
Burlington Northern, Inc. ............              3,700               288,600
Canadian Pacific, Ltd. ...............             20,400               369,750
                                                                   ------------
                                                                        658,350
                                                                   ------------

TRANSPORTATION-MISC.-4.70%
Federal Express+ .....................              5,600               413,700
Offshore Logistics, Inc.+ ............             16,100               203,263
                                                                   ------------
                                                                        616,963
                                                                   ------------

   TOTAL COMMON STOCK
    (Cost $11,317,794) ...............                               13,178,969
                                                                   ------------

   TOTAL INVESTMENTS .................             100.40%           13,178,969
    (Cost $11,317,794*)

Other assets, less liabilities .......              (0.40)              (52,946)
                                                   ------          ------------

   TOTAL NET ASSETS ..................             100.00%         $ 13,126,023
                                                   ======          ============

------------
*   Aggregate cost for Federal income tax purposes.
+   Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO
DECEMBER 31, 1995

                                                       NUMBER           MARKET
                                                         OF             VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------
COMMON STOCK-81.08%

               ADVERTISING-1.69%
CKS Group, Inc.+ ............................          10,000         $  390,000
Central European Media Center+ ..............           9,750            199,875
Katz Media Group, Inc.+ .....................          14,325            252,478
                                                                      ----------
                                                                         842,353
                                                                      ----------

                 BANKING-1.93%
First Bank Systems ..........................           8,225            408,166
First Empire State Corporation ..............           1,175            256,150
First Interstate Bancorp ....................           2,200            300,300
                                                                      ----------
                                                                         964,616
                                                                      ----------

           BUILDING MATERIALS-0.53%
Assa Abloy AB, Class B+ .....................          28,596            267,524
                                                                      ----------

               CHEMICALS-1.55%
Cytec Industries, Inc.+ .....................           1,850            115,394
The Carbide/Graphite Group+ .................          45,800            658,375
                                                                      ----------
                                                                         773,769
                                                                      ----------

          COMMERCIAL SERVICES-4.75%
Amre, Inc. ..................................         105,550          1,543,669
Corestaff, Inc.+ ............................          10,250            374,125
Medaphis Corporation+ .......................          12,125            448,625
                                                                      ----------
                                                                       2,366,419
                                                                      ----------

         COMMUNICATION SYSTEMS-2.51%
Millicom International Cellular, S.A.,
  ADR+ ......................................          24,550            748,775
Paging Network, Inc.+ .......................          20,600            502,125
                                                                      ----------
                                                                       1,250,900
                                                                      ----------

               COMPUTERS-0.99%
Network Appliance, Inc.+ ....................           6,575            263,822
Technology Solutions Co.+ ...................          11,750            229,125
                                                                      ----------
                                                                         492,947
                                                                      ----------

           CONSUMER PRODUCTS-2.85%
Amway Asia Pacific, Ltd .....................          28,325          1,009,078
Fila Holdings, SPA, ADR .....................           7,825            356,037
Industrie Natuzzi, SPA, ADR .................           1,175             53,315
                                                                      ----------
                                                                       1,418,430
                                                                      ----------

               COSMETICS-2.83%
Estee Lauder Companies, Class A+ ............          40,475          1,411,566
                                                                      ----------

          ELECTRICAL EQUIPMENT-1.10%
Ucar International, Inc.+ ...................          16,175            545,906
                                                                      ----------

              ELECTRONICS-6.21%
Nokia Corp., ADR ............................           1,800             69,975
Pittway Corp. ...............................          44,675          3,026,731
                                                                      ----------
                                                                       3,096,706
                                                                      ----------

           FINANCIAL SERVICES-7.75%
APS Holdings, Inc.+ .........................          12,975            291,937
Chase Manhattan Corp. .......................          13,400            812,375
CitiCorp ....................................           7,800            524,550
Investors Financial Services+ ...............          49,250          1,021,937
Lloyds TSB Group, PLC .......................          99,780            512,781
North American Mortgage .....................          32,875            698,594
                                                                      ----------
                                                                       3,862,174
                                                                      ----------

       FOOD & HOUSEHOLD PRODUCTS-1.62%
JP Foodservice, Inc.+ .......................          41,500            809,250
                                                                      ----------

            FOOD PROCESSING-3.97%
Nabisco Holdings Corp. ......................          48,075          1,568,447
Nutricia Verenigde Bedrijven ................           5,080            411,346
                                                                      ----------
                                                                       1,979,793
                                                                      ----------

          LODGING & RESTAURANT-4.11%
HFS, Inc.+ ..................................          22,800          1,863,900
Renaissance Hotel Group, NV+ ................           7,175            182,963
                                                                      ----------
                                                                       2,046,863
                                                                      ----------

------------
+   Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
CAPITAL GROWTH PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                     NUMBER           MARKET
                                                       OF             VALUE
COMPANY                                              SHARES          (NOTE B)
-------                                              ------          --------
COMMON STOCK-(CONTINUED)

           MANUFACTURING-3.46%
Mattel, Inc. ...........................             41,312          $ 1,270,344
Waters Corp.+ ..........................             24,875              453,969
                                                                     -----------
                                                                       1,724,313
                                                                     -----------

               MEDIA-1.37%
Heritage Media Corp., Class A+ .........             26,725              684,828
                                                                     -----------

              MEDICAL-2.19%
HealthSouth Corp.+ .....................             13,900              404,838
MedPartners/Mullikin, Inc.+ ............             20,850              688,050
                                                                     -----------
                                                                       1,092,888
                                                                     -----------

         MEDICAL SUPPLIES-1.50%
ICU Medical, Inc.+ .....................             41,575              706,775
Scandanavian Mobility+ .................              1,671               40,103
                                                                     -----------
                                                                         746,878
                                                                     -----------

    OFFICE & BUSINESS EQUIPMENT-1.11%
Viking Office Products, Inc.+ ..........             11,875              552,188
                                                                     -----------

          PHARMACEUTICALS-7.25%
Pfizer, Inc. ...........................             16,550            1,042,650
R.P. Scherer Corp.+ ....................             15,325              752,841
Roche Holding, AG Genusshein ...........                 91              721,657
Smithkline Beecham, ADR ................             19,800            1,098,900
                                                                     -----------
                                                                       3,616,048
                                                                     -----------

            PUBLISHING-0.60%
Wolters Kluwer, CVA, Ord ...............              3,164              299,611
                                                                     -----------

    RESTAURANTS & FOOD SERVICE-3.20%
Quality Dining, Inc.+ ..................             34,825              844,506
Rainforest Cafe, Inc.+ .................             25,000              753,125
                                                                     -----------
                                                                       1,597,631
                                                                     -----------

              RETAIL-4.13%
General Nutrition Companies+ ...........             40,150              923,450
Global Directmail Corp.+ ...............             23,450              644,875
Gymboree Corporation+ ..................             23,625              487,266
                                                                     -----------
                                                                       2,055,591
                                                                     -----------

   SOFTWARE PRODUCTS & SERVICES-11.88%
Cisco Systems, Inc.+ ...................              1,450              108,206
First Data Corp. .......................             10,075              673,766
General Motors Corp., Class E ..........             30,750            1,599,000
Getronics, NV ..........................             21,081              986,337
Keane, Inc.+ ...........................             11,175              247,247
MDL Information Systems, Inc.+ .........             54,725            1,258,675
Metatools, Inc.+ .......................             12,500              325,000
Objective Systems Integrator+ ..........              3,775              206,681
Pixar, Inc.+ ...........................             17,975              519,028
                                                                     -----------
                                                                       5,923,940
                                                                     -----------

   TOTAL COMMON STOCK
    (Cost $31,535,862) .................                              40,423,132
                                                                     -----------


   TOTAL INVESTMENTS
    (Cost $31,535,862*) ................              81.08%          40,423,132

Other assets, less liabilities .........              18.92            9,429,897
                                                     ------          -----------

   TOTAL NET ASSETS ....................             100.00%         $49,853,029
                                                     ======          ===========

------------
+   Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO
DECEMBER 31, 1995


                                                      NUMBER             MARKET
                                                        OF               VALUE
COMPANY                                               SHARES            (NOTE B)
-------                                               ------            --------
COMMON STOCK-58.01%

         AEROSPACE EQUIPMENT-1.19%
Boeing Co. ................................            2,200            $172,425
                                                                        --------

          BIOPHARMACEUTICALS-0.86%
Genzyme Corporation-General
  Division+ ...............................            2,000             124,750
                                                                        --------

             BROADCASTING-1.91%
Capital Cities ABC, Inc. ..................            1,100             135,713
Viacom, Inc., Class B+ ....................            3,000             142,125
                                                                        --------
                                                                         277,838
                                                                        --------

         COMMERCIAL SERVICES-1.06%
CUC International, Inc.+ ..................            4,500             153,563
                                                                        --------

        COMMUNICATION SYSTEMS-5.79%
3Com Corporation+ .........................            2,800             130,550
AT&T Corp. ................................            2,400             155,400
Bell Atlantic Corporation .................            1,700             113,687
GTE Corp. .................................            3,500             154,000
MCI Communications Corp. ..................            4,500             117,562
United Technologies
  Corporation .............................            1,800             170,775
                                                                        --------
                                                                         841,974
                                                                        --------

              COSMETICS-1.08%
Estee Lauder Companies, Class A+ ..........            4,500             156,938
                                                                        --------

              COMPUTERS-0.68%
Bay Networks, Inc.+ .......................            2,400              98,700
                                                                        --------

             ELECTRONICS-3.75%
Altera Corporation+ .......................            1,600              79,600
Amphenol Corporation, Class A+ ............            5,000             121,250
General Electric Company ..................            2,500             180,000
LSI Logic Corp.+ ..........................            2,400              78,600
Motorola, Inc. ............................            1,500              85,500
                                                                        --------
                                                                         544,950
                                                                        --------

       ENTERTAINMENT & LEISURE-0.81%
Disney, Walt Co. ..........................            2,000             118,000
                                                                        --------
Financial Services-1.84%
American Express Company ..................            2,000              82,750
First American Corporation-Tenn ...........            1,800              85,275
Great Western Financial Corp. .............            3,900              99,450
                                                                        --------
                                                                         267,475
                                                                        --------

           FOOD PROCESSING-1.46%
Nabisco Holdings Corp. ....................            6,500             212,062
                                                                        --------

       FOREST PRODUCTS & PAPER-1.42%
Kimberly Clark Corp. ......................            2,500             206,875
                                                                        --------

        HEALTH & PERSONAL CARE-0.94%
Schering Plough Corporation ...............            2,500             136,875
                                                                        --------

              INSURANCE-3.82%
Ace, Ltd. .................................            3,800             151,050
American International Group, Inc .........            1,800             166,500
Prudential Reinsurance
  Holdings ................................            3,450              80,643
Travelers Group, Inc. .....................            2,500             157,187
                                                                        --------
                                                                         555,380
                                                                        --------

               MACHINES-1.72%
Case Corporation ..........................            2,500             114,375
Thermo Electron Corp.+ ....................            2,608             135,616
                                                                        --------
                                                                         249,991
                                                                        --------

            MANUFACTURING-1.08%
Tyco International, Ltd. ..................            4,400             156,750
                                                                        --------

           MEDICAL-BIOTECH-2.66%
Guidant Corp. .............................            4,500             190,125
Medtronic, Inc. ...........................            3,500             195,562
                                                                        --------
                                                                         385,687
                                                                        --------

------------
+   Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                        NUMBER          MARKET
                                                          OF            VALUE
COMPANY                                                 SHARES         (NOTE B)
-------                                                 ------         --------
COMMON STOCK-CONTINUED

   MEDICAL - HOSPITAL MGT. & SERVICES-3.79%
Manor Care, Inc. ............................             4,000        $ 140,000
Phycor, Inc.+ ...............................             2,000          101,125
United Healthcare Corp. .....................             2,500          163,750
Vencor, Inc.+ ...............................             4,500          146,250
                                                                       ---------
                                                                         551,125
                                                                       ---------
            MEDICAL SUPPLIES-1.15%
Boston Scientific Corp.+ ....................             3,400          166,600
                                                                       ---------
             MERCHANDISING-1.15%
Home Depot, Inc. ............................             3,500          167,563
                                                                       ---------
      OFFICE & BUSINESS EQUIPMENT-1.87%
Hewlett Packard Co. .........................             1,600          134,000
Xerox Corporation ...........................             1,000          137,000
                                                                       ---------
                                                                         271,000
                                                                       ---------
         OIL & GAS EXPLORATION-0.43%
Sonat Offshore Drilling .....................             1,400           62,650
                                                                       ---------
          OIL - INTERNATIONAL-1.35%
Texaco, Inc. ................................             2,500          196,250
                                                                       ---------
         OIL SERVICE EQUIPMENT-1.95%
Halliburton Co. .............................             1,600           81,000
Tidewater, Inc. .............................             5,000          157,500
Western Atlas, Inc.+ ........................               900           45,450
                                                                       ---------
                                                                         283,950
                                                                       ---------
            PHARMACEUTICALS-1.86%
Amgen, Inc.+ ................................             2,400          142,500
Watson Pharmaceuticals+ .....................             2,600          127,400
                                                                       ---------
                                                                         269,900
                                                                       ---------

              RESTAURANTS-2.91%
Boston Chicken, Inc.+ .......................             4,500          144,563
Starbucks Corp.+ ............................             6,000          126,000
Wendy's International, Inc. .................             7,200          153,000
                                                                       ---------
                                                                         423,563
                                                                       ---------
         RETAIL - SPECIAL LINE-1.08%
Corporate Express, Inc.+ ....................             5,200          156,650
                                                                       ---------
      SOFTWARE PRODUCTS & SERVICES-1.14%
Oracle Corp.+ ...............................             2,200           93,225
Sybase, Inc.+ ...............................             2,000           72,000
                                                                       ---------
                                                                         165,225
                                                                       ---------
           TELECOMMUNICATIONS-5.20%
Ascend Communications, Inc. .................             1,600          129,800
DSC Communications Corp.+ ...................             2,700           99,563
Equifax, Inc. ...............................             9,000          192,375
Newbridge Networks Corp.+ ...................             3,000          124,125
Qualcomm, Inc.+ .............................             1,600           68,800
Worldcomm, Inc.+ ............................             4,000          141,000
                                                                       ---------
                                                                         755,663
                                                                       ---------
           TEXTILES & APPAREL-1.03%
Nine West Group, Inc.+ ......................             4,000          150,000
                                                                       ---------
             TRANSPORTATION-1.03%
Fritz Companies, Inc.+ ......................             3,600          149,400
                                                                       ---------

   TOTAL COMMON STOCK
    (cost $7,384,294) .......................                          8,429,772
                                                                       ---------

------------
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
BALANCED PORTFOLIO-(Continued)
DECEMBER 31, 1995

                                                                       MARKET
                                                  PRINCIPAL            VALUE
COMPANY                                             VALUE             (NOTE B)
-------                                           ---------           --------
BONDS-38.16%

          MUNICIPAL BONDS-2.38%
Florida State Board of Education, 5.250%,
  due 06/01/23 ..........................       $    35,000         $     34,548
Intermountain Power Agency, Utah
  Power Supply, 5,000%,
  due 07/01/23 ..........................            35,000               31,979
Kergen County, CA Pension Obligation,
  7.260%, due 08/15/14 ..................            30,000               30,992
Long Beach, California Pension
  Obligation, 6.870%,
  due 09/01/06 ..........................            20,000               20,561
Miami Beach, Florida Spl. Obligation,
  8.600%, due 09/01/21 ..................            70,000               80,031
New York State Power Authority
  Revenue & General Purpose,
  5.250%, due 01/01/18 ..................            15,000               14,712
Northern California Power Agency,
  Public Power Revenue, 5.500%,
  due 07/01/24 ..........................            35,000               35,077
San Bernardino County, California Fing ..
  Auth. Pension Obligation Rev.,
  6.940%, due 08/01/09 ..................            25,000               25,708
San Bernardino County, California Fing ..
  Auth Pension Obligation Rev.,
  6.870%, due 08/01/08 ..................            10,000               10,297
South Carolina State Public
  Service Authority, 5.125%,
  due 01/01/21 ..........................            15,000               14,211
South Carolina State Public
  Service Authority, 5.000%,
  due 01/01/25 ..........................            30,000               28,126
Ventura County, California Pension
  Obligation, 6.580%,
  due 11/01/06 ..........................            20,000               20,074
                                                                    ------------
                                                                         346,316
                                                                    ------------

          U.S. GOVERNMENT AND
         AGENCY OBLIGATIONS-35.78%

Government National Mortgage
  Association, 6.500%,
  due 12/15/23 ..........................           196,469              195,118
Government National Mortgage
  Association, Pool #780035,
  6.500%, due 07/15/24 ..................           344,904              342,545
U.S. Treasury Bond, 7.500%,
  due 11/15/16 ..........................           550,000              645,390
U.S. Treasury Bond, 6.250%,
  due 08/15/23 ..........................           375,000              385,547
U.S. Treasury Note, 4.750%,
  due 02/15/97 ..........................           750,000              746,483
U.S. Treasury Note, 6.000%,
  due 10/15/99 ..........................         1,500,000            1,533,750
U.S. Treasury Note, 5.500%,
  due 04/15/00 ..........................           400,000              403,125
U.S. Treasury Note, 5.750%,
  due 10/31/00 ..........................           500,000              507,812
U.S. Treasury Note, 7.250%,
  due 05/15/04 ..........................           395,000              439,560
                                                                    ------------
                                                                       5,199,330
                                                                    ------------

   TOTAL BONDS
    (Cost $5,339,143) ...................                              5,545,646
                                                                    ------------

SHORT-TERM OBLIGATIONS-14.77%

Exxon Imperial U.S., 5.750%,
  due 01/08/96 ..........................           455,000              454,346
First Deposit Funding Trust,
  5.700%, due 02/26/96 ..................           445,000              440,914
GTE North, 5.710%,
  due 01/08/96 ..........................           490,000              489,301
Heinz (H J), 5.720%,
  due 02/02/96 ..........................           240,000              238,703
Merrill Lynch, 5.800%,
  due 01/05/96 ..........................           130,000              129,874
TDK USA, 5.750%,
  due 01/22/96 ..........................           175,000              174,357
Wisconsin Electric Power, 5.800%,
  due 01/17/96 ..........................           220,000              219,362
                                                                    ------------

   TOTAL SHORT-TERM
    OBLIGATIONS
    (Cost $2,146,857) ...................                              2,146,857
                                                                    ------------

   TOTAL INVESTMENTS
    (Cost $14,870,294*) .................            110.94%          16,122,275

Other assets, less liabilities ..........            (10.94)          (1,590,007)
                                                     ------         ------------

   TOTAL NET ASSETS .....................            100.00%        $ 14,532,268
                                                     ======         ============

------------
*    Aggregate cost for Federal income tax purposes
+    Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO
DECEMBER 31, 1995

                                                        NUMBER           MARKET
                                                          OF             VALUE
COMPANY                                                 SHARES          (NOTE B)
-------                                                 ------          --------
COMMON STOCK-89.62%

               ADVERTISING-0.05%
Citation Corporation+ ........................             500          $  6,000
                                                                        --------

                 BREWERY-0.02%
Redhook Ale Brewery, Inc.+ ...................             100             2,600
                                                                        --------

        BROADCASTING - RADIO & TV-0.65%
Infinity Broadcasting
  Corporation+ ...............................           2,000            74,500
                                                                        --------

                CHEMICALS-0.01%
The Carbide/Graphite
  Group, Inc.+ ...............................             100             1,437
                                                                        --------

           COMMERCIAL SERVICES-6.11%
Apac Teleservices, Inc.+ .....................             100             3,337
Accustaff, Inc.+ .............................             200             8,800
Affiliated Computer Services,
  Inc.+ ......................................             200             7,500
CUC International, Inc.+ .....................           6,400           218,400
Central Parking Corporation ..................             100             2,875
Corestaff, Inc.+ .............................             100             3,650
Franklin Quest Company, Inc.+ ................           5,400           105,300
Healthplan Services Corp.+ ...................           1,000            25,000
Interim Services, Inc.+ ......................           1,000            34,750
Learning Tree International,
  Inc.+ ......................................           6,900           107,812
Meta Group, Inc.+ ............................             100             3,063
Paychex, Inc. ................................             700            34,913
Personnel Group of America,
  Inc.+ ......................................           4,900            71,663
Romac International, Inc.+ ...................             100             2,350
SOS Staffing Services+ .......................             100               937
Service Corporation
  International ..............................           1,500            66,000
Sitel Corporation+ ...........................             100             3,063
                                                                        --------
                                                                         699,413
                                                                        --------

       COMPUTER & OFFICE EQUIPMENT-5.27%
Bay Networks, Inc.+ ..........................           3,600           148,050
Cabletron Systems, Inc.+ .....................           3,700           299,700
IDX Systems Corp.+ ...........................           2,300            79,925
Networks Applicance, Inc.+ ...................             100             4,012
PC Docs Group International,
  Inc.+ ......................................           4,000            71,500
                                                                        --------
                                                                         603,187
                                                                        --------

     COMPUTER SOFTWARE - MAINFRAME-21.30%
BDM International, Inc.+ .....................             100             2,900
BMC Software, Inc.+ ..........................           7,000           299,250
Baan Company, NV+ ............................             100             4,525
Black Box Corporation+ .......................             700            11,462
Cadence Design Systems, Inc.+ ................           8,100           340,200
Checkfree Corporation+ .......................             100             2,150
Computer Associates International
  Inc ........................................           4,100           233,187
Computer Management Sciences,
  Inc.,+ .....................................             100             1,750
Computer Sciences Co.+ .......................           1,300            91,325
Compuware Corp.+ .............................           4,000            74,000
Datalogix International, Inc.+ ...............             100             1,262
DST Systems, Inc.+ ...........................           4,000           114,000
First Data Corporation .......................           1,200            80,250
Harbinger Corporation+ .......................             100             2,300
HNC Software, Inc.+ ..........................             100             4,775
Informix Corporation+ ........................           3,000            90,000
Legato Systems, Inc.+ ........................             100             3,100
Marcam Corp.+ ................................           1,000            15,250
Objective Systems Integrator,
  Inc.+ ......................................             100             5,475
Oracle Systems Corp.+ ........................          10,500           444,938
Reynolds & Reynolds, Class A .................             900            34,988
SPS Transaction Services
  Corporation+ ...............................           3,300            97,763
Summit Medical Systems+ ......................             100             2,150
Sybase, Inc.+ ................................           6,000           216,000
Symantec Corporation+ ........................             800            18,600
System Software
  Associates, Inc. ...........................           8,400           182,700

------------
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                       NUMBER           MARKET
                                                         OF             VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------
COMMON STOCK-CONTINUED

   COMPUTER SOFTWARE - MAINFRAME-(CONTINUED)
The BISYS Group, Inc.+ ........................         1,500         $   46,125
Transaction Systems Architects, Inc.+ .........           200              6,750
Vantive Corporation+ ..........................           100              2,250
Verity, Inc.+ .................................           100              4,425
VideoServer, Inc.+ ............................           100              3,150
                                                                      ----------
                                                                       2,437,000
                                                                      ----------
        COMPUTERS SOFTWARE - P.C.-5.05%
Adobe Systems, Inc. ...........................         2,600            161,200
Astea International, Inc.+ ....................           100              2,287
Autodesk, Inc. ................................         8,800            301,400
CBT Group PLC, ADR+ ...........................           200             10,600
Citrix Systems, Inc.+ .........................           100              3,250
Dataworks Corp.+ ..............................           100              1,263
Discreet Logic, Inc.+ .........................           200              5,000
Electronic Arts, Inc.+ ........................           400             10,450
Hummingbird Communications, Ltd.+ .............           800             32,400
Premenos Technology Corporation+ ..............           100              2,638
Softquad International, Inc.+ .................           700              3,721
Spectrum Holobyte, Inc.+ ......................           600              3,900
Technology Solutions Company+ .................         1,900             37,050
Visio Corporation+ ............................           100              2,825
                                                                      ----------
                                                                         577,984
                                                                      ----------
               ELECTRONICS-4.10%
ADT Limited+ ..................................         7,000            105,000
Ceridian Corp.+ ...............................         4,000            165,000
Cyberoptics Corporation+ ......................           100              3,975
Euphonix, Inc.+ ...............................           300              2,550
LSI Logic Corporation+ ........................         4,200            137,550
Linear Technology Corp. .......................         1,400             54,950
                                                                      ----------
                                                                         469,025
                                                                      ----------
       ELECTRONICS - SEMICONDUCTOR-0.21%
Xilinx, Inc.+ .................................           800             24,400
                                                                      ----------
         ENTERTAINMENT & LEISURE-2.76%
Aztar Corporation+ ............................           300              2,400
Casino America, Inc.+ .........................           600              3,675
Coleman Co., Inc.+ ............................           500             17,563
Grand Casinos, Inc.+ ..........................         5,250            122,062
Harrah's Entertainment, Inc.+ .................         7,000            169,750
                                                                      ----------
                                                                         315,450
                                                                      ----------
          ENVIRONMENTAL CONTROL-0.50%
Sanfill, Inc.+ ................................         1,700             56,737
                                                                      ----------
            FINANCIAL SERVICES-0.05%
Donaldson, Lufkin & Jenrette, Inc .............           100              3,125
Union Acceptance Corp., Class A+ ..............           200              2,800
                                                                      ----------
                                                                           5,925
                                                                      ----------
        FOOD & HOUSEHOLD PRODUCTS-0.10%
Blyth Industries, Inc.+ .......................           400             11,800
                                                                      ----------
             HOME FURNISHINGS-0.47%
Department 56, Inc.+ ..........................         1,400             53,725
                                                                      ----------
      INDUSTRIAL MACHINES & ENGINES-0.02%
Hardinge, Inc. ................................           100              2,600
                                                                      ----------
                INSURANCE-10.87%
Allmerica Financial Corp. .....................           100              2,700
Amerin Corp.+ .................................         1,500             40,125
Compdent Corporation+ .........................           400             16,600
Foundation Health Corp.+ ......................         2,800            120,400
Healthsource, Inc.+ ...........................         4,000            144,000
Lasalle Re Holdings, Ltd.+ ....................           200              4,575
Mid Atlantic Medical Services, Inc.+ ..........         8,900            215,825
Oxford Health Plans, Inc.+ ....................           800             59,100
Pacificare Health Systems, Class A+ ...........         1,000             87,000
Prudential Reinsurance Holdings, Inc ..........           400              9,350
Renaissance Holdings, Ltd.+ ...................           100              3,038
United Dental Care, Inc.+ .....................           100              4,125
United Healthcare Corp.+ ......................         8,200            537,100
                                                                      ----------
                                                                       1,243,938
                                                                      ----------

------------
+    Non-income producing security.

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                       NUMBER           MARKET
                                                         OF             VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------
COMMON STOCK-CONTINUED

                LODGING-6.17%
Bristol Hotel Co.+ ..........................             100           $  2,437
Extended Stay America, Inc.+ ................             100              2,750
HFS, Inc.+ ..................................           7,200            588,600
Promus Hotel Corporation+ ...................           2,400             53,400
Renaissance Hotel Group NV+ .................           2,200             56,100
Studio Plus Hotels, Inc.+ ...................             100              2,575
                                                                        --------
                                                                         705,862
                                                                        --------

         MACHINES - DIVERSIFIED-0.01%
ADE Corporation+ ............................             100              1,450
                                                                        --------

             MANUFACTURING-0.55%
Chicago Miniature Lamp, Inc.+ ...............             100              2,300
Safety Components
  International, Inc.+ ......................             200              3,150
Tyco International, Ltd.+ ...................           1,600             57,000
                                                                        --------
                                                                          62,450
                                                                        --------

        MEDICAL - BIOTECHNOLOGY-0.68%
Guidant Corp. ...............................           1,700             71,825
Myriad Genetics, Inc.+ ......................             100              3,263
Norland Medical Systems, Inc.+ ..............             100              2,325
                                                                        --------
                                                                          77,413
                                                                        --------

          MEDICAL - HOSPITALS-5.98%
AHI Healthcare Systems, Inc.+ ...............             100                575
American Oncology
  Resources, Inc.+ ..........................             100              4,862
Community Care of America,
  Inc.+ .....................................             200              2,100
Community Health Systems,
  Inc.+ .....................................           3,300            117,563
Enterprise Systems, Inc.+ ...................             100              3,050
Health Management Associates,
  Inc., Class A+ ............................           1,900             49,638
HealthSouth Corporation+ ....................           2,000             58,250
Horizon Healthcare Corp.+ ...................           1,900             47,975
Lincare Holdings, Inc.+ .....................           2,000             50,000
Living Centers of America, Inc.+ ............             500             17,500
Occusystems, Inc.+ ..........................             100              2,000
Owen Healthcare, Inc.+ ......................             400             11,050
Pacificare Health Systems,
   Inc., Class B+ ...........................           2,100            182,700
Pediatric Services of
  America, Inc.+ ............................             400              6,300
Pediatrix Medical Group, Inc.+ ..............             100              2,750
Physicians Resource
  Group, Inc.+ ..............................             200              3,975
Renal Treatment Centers, Inc.+ ..............           1,200             52,800
Sterling Healthcare Group+ ..................             300              3,187
Surgical Care Affiliates, Inc. ..............           1,900             64,600
Total Renal Care Holdings+ ..................             100              2,950
                                                                        --------
                                                                         683,825
                                                                        --------

            MEDICAL SUPPLIES-1.42%
De Rigo, SPA, ADR+ ..........................             300              6,825
ICU Medical, Inc.+ ..........................             100              1,700
Medisense, Inc.+ ............................           1,000             31,625
Neuromedical Systems, Inc.+ .................           2,000             40,250
Orthofix International, N.V.+ ...............           1,700             12,538
Sola International, Inc.+ ...................             200              5,050
St. Jude Medical, Inc. ......................           1,500             64,500
                                                                        --------
                                                                         162,488
                                                                        --------

      OFFICE & BUSINESS EQUIPMENT-0.13%
BT Office Products International,
  Inc .......................................             900             14,400
                                                                        --------

          OIL - INTERNATIONAL-0.55%
Union Pacific Resource Group ................           2,500             63,437
                                                                        --------

            PHARMACEUTICALS-0.63%
Biochem Pharmaceuticals,
  Inc.+ .....................................           1,700             68,213
Parexel International Corp.+ ................             100              3,325
                                                                        --------
                                                                          71,538
                                                                        --------

          PUBLISHING/PRINTING-0.10%
Mail-Well, Inc.+ ............................             900             11,025
                                                                        --------

              REAL ESTATE-0.32%
NHP, Inc.+ ..................................           2,000             37,000
                                                                        --------

       RESTAURANTS & FOOD SERVICE-2.39%
Applebee's International, Inc. ..............           5,200            118,300
Apple South, Inc. ...........................             100              2,150
Brinker International, Inc.+ ................           4,400             66,550

------------
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                        NUMBER           MARKET
                                                          OF             VALUE
COMPANY                                                 SHARES          (NOTE B)
-------                                                 ------          --------
COMMON STOCK-CONTINUED

     RESTAURANTS & FOOD SERVICE-(CONTINUED)
IHOP Corporation+ .............................          3,100          $ 80,600
Papa John's International, Inc.+ ..............            100             4,119
Sonic Corporation+ ............................            100             1,900
                                                                        --------
                                                                         273,619
                                                                        --------

                  RETAIL-6.10%
Boise Cascade Office Products
  Corp.+ ......................................            800            34,200
Consolidated Stores Corp.+ ....................          2,200            47,850
Dollar Tree Stores, Inc.+ .....................            600            14,850
Duty Free International, Inc. .................            300             4,800
Eastbay, Inc.+ ................................            200             3,950
Fila Hildings, SPA, ADR .......................          2,500           113,750
Global DirectMail Corp.+ ......................          1,700            46,750
Hollywood Entertainment Corp.+ ................          2,300            19,262
Micro Warehouse, Inc.+ ........................          5,400           233,550
Office Depot, Inc.+ ...........................          9,000           177,750
Renter's Choice, Inc.+ ........................            100             1,375
                                                                        --------
                                                                         698,087
                                                                        --------

            RETAIL - SPECIALTY-1.69%
Corporate Express, Inc.+ ......................          1,600            48,200
General Nutrition Companies,
  Inc.+ .......................................          2,200            50,600
Henry Schein, Inc.+ ...........................            100             2,950
MSC Industrial Direct, Inc.+ ..................            100             2,750
Movie Gallery, Inc.+ ..........................          1,000            30,500
Officemax, Inc.+ ..............................          2,600            58,175
                                                                       ---------
                                                                         193,175
                                                                       ---------
              SEMICONDUCTORS-0.07%
MEMC Electronic Materials, Inc.+ ..............            200             6,525
Ontrak Systems, Inc.+ .........................            100             1,450
                                                                        --------
                                                                           7,975
                                                                        --------

            TELECOMMUNICATION-3.13%
ECI Telecom, Ltd., GDR ........................          1,500            34,219
Korea Mobile Telecommunication
  Corp., GDR+ .................................          1,300            57,850
MCI Communications Corp. ......................          1,000            26,125
Midcom Communications, Inc.+ ..................            200             3,650
Mobile Media, Inc.+ ...........................            100             2,225
Tel-Save Holdings, Inc.+ ......................          2,500            34,687
Telltabs, Inc.+ ...............................            900            33,300
Worldcom, Inc.+ ...............................          4,700           165,675
                                                                        --------
                                                                         357,731
                                                                        --------

       TELECOMMUNICATION EQUIPMENT-0.93%
Teletrend, Inc.+ ..............................            300            14,025
U.S. Robotics Corporation+ ....................          1,000            87,750
Westell Technologies Corp.+ ...................            100             2,512
Wireless One, Inc.+ ...........................            100             1,650
                                                                        --------
                                                                         105,937
                                                                        --------

            TEXTILES & APPAREL-0.20%
Gucci Group+ ..................................            100             3,887
Nine West Group, Inc.+ ........................            500            18,750
                                                                        --------
                                                                          22,637
                                                                        --------

              TRANSPORTATION-0.43%
American Medical
  Response, Inc.+ .............................          1,500            48,750
                                                                        --------

           TRANSPORTATION - AIR-0.05%
Eagle USA Airfreight+ .........................            100             2,625
Midwest Express Holdings,
  Inc.+ .......................................            100             2,775
                                                                        --------
                                                                           5,400
                                                                        --------

------------
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
EMERGING GROWTH PORTFOLIO-(CONTINUED)
DECEMBER 31, 1995

                                                     NUMBER            MARKET
                                                       OF              VALUE
COMPANY                                              SHARES           (NOTE B)
-------                                              ------           --------
COMMON STOCK-CONTINUED


UTILITIES - TELECOMMUNICATIONS-0.53%
Frontier Corporation ....................              2,000         $    60,000
                                                                     -----------
WHOLESALE-0.02%
U.S. Office Products Company+ ...........                100               2,275


   TOTAL COMMON STOCK
    (Cost $8,812,816) ...................                             10,252,195


SHORT-TERM OBLIGATIONS-8.74%
Federal Home Loan Mortgage Corp.,
  5.750%, due 01/02/96 ..................          1,000,000             999,521
                                                                     -----------
   TOTAL SHORT-TERM
    OBLIGATIONS
    (Cost $999,521) .....................                                999,521
                                                                     -----------
   TOTAL INVESTMENTS
    (Cost $9,812,337*) ..................              98.36%         11,251,716
Other assets, less liabilities ..........               1.64             187,808
                                                   ---------         -----------
   TOTAL NET ASSETS .....................             100.00%        $11,439,524
                                                   =========         ===========

------------
*    Aggregate cost for Federal income tax purposes
+    Non-income producing security.


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                                WORLD
                                                               GROWTH            MONEY             GOLD
                                                                STOCK            MARKET            STOCK
                                                              PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                              ---------         ---------        ---------
ASSETS

Investments-at cost-see accompanying portfolios ........     $ 63,052,537      $ 8,571,497      $ 6,149,439
                                                             ============      ===========      ===========

 Investments, at market value (Note B and C) ...........     $ 76,009,300      $ 8,572,813      $ 6,831,641
 Cash ..................................................          796,841          146,559          524,402
 Receivable for accrued investment income ..............          300,261              490            5,383
 Receivable for portfolio securities sold ..............        1,251,976                           355,055
 Net receivable for capital shares sold ................           75,620
 Deferred organization costs (Note B)
                                                             ------------      -----------      -----------
    TOTAL ASSETS .......................................       78,433,998        8,719,862        7,716,481

LIABILITIES

 Net payable for capital shares redeemed ...............                                             24,036
 Dividends payable .....................................        3,151,912          401,686           37,521
 Payable for portfolio securities purchased ............        1,513,473                           779,395
 Accrued investment advisory fees (Note D) .............           44,789            3,605            4,137
 Accrued expenses ......................................           31,467            1,895            3,747
                                                             ------------      -----------      -----------
   TOTAL LIABILITIES ...................................        4,741,641          407,186          848,836

NET ASSETS .............................................     $ 73,692,357      $ 8,312,676      $ 6,867,645
                                                             ============      ===========      ===========

NET ASSETS CONSIST OF:

 Capital paid in .......................................     $ 60,661,910      $ 8,312,305      $ 6,590,173
 Overdistribution of net investment income .............         (454,018)                          (71,804)
 Accumulated net realized gain (loss) on investments ...          556,740             (945)        (332,934)
 Net unrealized gain on investments ....................       12,956,763            1,316          682,202
 Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currencies
   (Note C) ............................................          (29,038)                                8
 Capital gain distributions required for
   Federal tax purposes over amounts
   recognized for financial reporting (Note C) .........
                                                             ------------      -----------      -----------
NET ASSETS .............................................     $ 73,692,357      $ 8,312,676      $ 6,867,645
                                                             ============      ===========      ===========

Shares of common stock outstanding (no par value,
   1,000,000,000 shares authorized) ....................        3,475,276          809,271          413,432
                                                             ============      ===========      ===========

Net asset value, offering and redemption price per share     $      21.20      $     10.27      $     16.61
                                                             ============      ===========      ===========

                       See notes to financial statements.

                                                           DOMESTIC                   GROWTH
                                                            GROWTH                      AND
                                                             STOCK        BOND        INCOME
                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                           ---------    ---------    ---------
ASSETS

Investments-at cost-see accompanying portfolios ........  $44,435,445  $ 9,299,318   $11,317,794
                                                          ===========  ===========   ===========

 Investments, at market value (Note B and C) ...........  $52,249,317  $ 9,706,417   $13,178,969
 Cash ..................................................    3,030,666       77,125     1,610,035
 Receivable for accrued investment income ..............       86,289       96,988        29,321
 Receivable for portfolio securities sold ..............
 Net receivable for capital shares sold ................      115,982                     30,931
 Deferred organization costs (Note B) ..................                                     903
                                                          -----------  -----------   -----------
    TOTAL ASSETS .......................................   55,482,254    9,880,530    14,850,159

LIABILITIES

 Net payable for capital shares redeemed ...............
 Dividends payable .....................................    6,058,448      644,900       528,059
 Payable for portfolio securities purchased ............      866,019                  1,186,463
 Accrued investment advisory fees (Note D) .............       31,568        3,937         7,199
 Accrued expenses ......................................        8,333        1,603         2,415
                                                          -----------  -----------   -----------
   TOTAL LIABILITIES ...................................
                                                            6,964,368      650,440     1,724,136
NET ASSETS .............................................  $48,517,886  $ 9,230,090   $13,126,023
                                                          ===========  ===========   ===========

NET ASSETS CONSIST OF:

 Capital paid in .......................................  $39,523,897  $ 8,857,656   $11,397,022
 Overdistribution of net investment income .............
 Accumulated net realized gain (loss) on investments ...    1,180,117      (34,665)
 Net unrealized gain on investments ....................    7,813,872      407,099     1,861,175
 Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currencies (Note C)
 Capital gain distributions required for
   Federal tax purposes over amounts
   recognized for financial reporting (Note C) .........                                (132,174)
                                                          -----------  -----------   -----------
NET ASSETS .............................................  $48,517,886  $ 9,230,090   $13,126,023
                                                          ===========  ===========   ===========

Shares of common stock outstanding (no par value,
   1,000,000,000 shares authorized) ....................    2,715,671      871,579       910,807
                                                          ===========  ===========   ===========

Net asset value, offering and redemption price per share  $     17.87  $     10.59   $     14.41
                                                          ===========  ===========   ===========

                                                            CAPITAL                  EMERGING
                                                            GROWTH      BALANCED      GROWTH
                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
ASSETS

Investments-at cost-see accompanying portfolios ........  $31,535,862  $14,870,294  $ 9,812,337
                                                          ===========  ===========  ===========

 Investments, at market value (Note B and C) ...........  $40,423,132  $16,122,275  $11,251,716
 Cash ..................................................   14,956,986       46,724      320,655
 Receivable for accrued investment income ..............       50,512       74,382        1,641
 Receivable for portfolio securities sold ..............                   224,730    1,003,675
 Net receivable for capital shares sold ................      131,600                   109,157
 Deferred organization costs (Note B) ..................                       902          897
                                                          -----------  -----------  -----------
    TOTAL ASSETS .......................................   55,563,132   16,469,008   12,686,844

LIABILITIES

 Net payable for capital shares redeemed ...............                       224
 Dividends payable .....................................    4,559,939    1,243,503
 Payable for portfolio securities purchased ............    1,097,075      678,115    1,227,078
 Accrued investment advisory fees (Note D) .............       41,461        9,085        6,962
 Accrued expenses ......................................       11,628        5,813       13,280
                                                          -----------  -----------  -----------
   TOTAL LIABILITIES ...................................
                                                            5,710,103    1,936,740    1,247,320
NET ASSETS .............................................  $49,853,029  $14,532,268  $11,439,524
                                                          ===========  ===========  ===========

NET ASSETS CONSIST OF:

 Capital paid in .......................................  $39,364,560  $13,112,460  $ 9,966,663
 Overdistribution of net investment income .............       (1,143)
 Accumulated net realized gain (loss) on investments ...    1,602,334      167,827       33,482
 Net unrealized gain on investments ....................    8,887,270    1,251,981    1,439,379
 Net unrealized gain (loss) on translation of
   assets and liabilities in foreign currencies (Note C)            8
 Capital gain distributions required for
   Federal tax purposes over amounts
   recognized for financial reporting (Note C) .........
                                                          -----------  -----------  -----------

NET ASSETS .............................................  $49,853,029  $14,532,268  $11,439,524
                                                          ===========  ===========  ===========

Shares of common stock outstanding (no par value,
   1,000,000,000 shares authorized) ....................    2,869,198    1,220,439      860,878
                                                          ===========  ===========  ===========

Net asset value, offering and redemption price per share  $     17.38  $     11.91  $     13.29
                                                          ===========  ===========  ===========


                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                              WORLD
                                                             GROWTH          MONEY             GOLD
                                                              STOCK          MARKET            STOCK
                                                            PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                            ---------       ---------        ---------
INVESTMENT INCOME

 Income:

  Interest ..........................................     $    699,258      $ 453,581      $    27,226
  Dividends .........................................        1,641,400                          77,501
  Foreign taxes withheld ............................         (103,016)                         (4,946)
                                                          ------------      ---------      -----------
    Total investment
     income .........................................        2,237,642        453,581           99,781
                                                          ------------      ---------      -----------
 Expenses:

  Advisory fees (Note D) ............................          511,260         40,941           59,640
  Custodian fees ....................................           71,726          1,622            5,775
  Shareholder reports ...............................           27,618          3,436            3,139
  Professional fees .................................           20,623          2,422            2,445
  Insurance expense .................................            5,431            651              639
  Directors fees ....................................            2,328            279              274
  Security valuation ................................           15,470            666            6,478
  Miscellaneous expenses ............................            4,592          1,878            1,876
  Amortization of deferred organization
   costs (Note B) ...................................
                                                          ------------      ---------      -----------

    Total expenses ..................................          659,048         51,895           80,266
                                                          ------------      ---------      -----------

    Net investment
     income (loss) ..................................        1,578,594        401,686           19,515
                                                          ------------      ---------      -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments ............        2,331,370            (59)       1,128,650
 Net realized loss from foreign currency transactions         (144,377)                         (5,423)
 Net unrealized gain (loss) on investments ..........        6,906,079          1,316         (763,459)
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currencies ........................................          (26,053)                              8
                                                          ------------      ---------      -----------

     Net realized and unrealized gain on
       investments and foreign currency .............        9,067,019          1,257          359,776
                                                          ------------      ---------      -----------

 Net increase in net assets
  resulting from operations .........................     $ 10,645,613      $ 402,943      $   379,291
                                                          ============      =========      ===========

(A) For the period from May 1, 1995 (commencement of operations) to December 31, 1995


                       See notes to financial statements.

                                                          DOMESTIC                   GROWTH
                                                           GROWTH                      AND       CAPITAL                 EMERGING
                                                           STOCK          BOND       INCOME      GROWTH       BALANCE     GROWTH
                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO(A)
                                                         ---------     ---------    ---------   ---------    ---------  ------------
INVESTMENT INCOME

 Income:

  Interest ..........................................  $   102,806    $  707,645   $   23,578  $   334,901  $  475,627  $   30,454
  Dividends .........................................      671,711                    191,856      198,249     120,628       2,747
  Foreign taxes withheld ............................                                  (2,108)      (3,929)
                                                       -----------    ----------   ----------  -----------  ----------  ----------

    Total investment
     income .........................................      774,517       707,645      213,326      529,221     596,255      33,201
                                                       -----------    ----------   ----------  -----------  ----------  ----------

 Expenses:

  Advisory fees (Note D) ............................      317,840        50,107       65,332      387,176     106,430      33,463
  Custodian fees ....................................        8,656         1,229        3,060       17,191      13,984      20,239
  Shareholder reports ...............................       17,466         3,949        3,698       16,105       5,684       1,999
  Professional fees .................................       12,681         3,101        2,591       11,473       4,327       1,110
  Insurance expense .................................        3,363           820          691        3,053       1,146         307
  Directors fees ....................................        1,441           351          296        1,308         491         132
  Security valuation ................................        4,904         1,207        2,789        6,175       6,337       9,414
  Miscellaneous expenses ............................        3,413         1,981        1,900        3,232       2,164       1,678
  Amortization of deferred organization
   costs (Note B) ...................................                                     710          713         713
                                                       -----------    ----------   ----------  -----------  ----------  ----------

    Total expenses ..................................      369,764        62,745       81,067      446,426     141,276      68,342
                                                       -----------    ----------   ----------  -----------  ----------  ----------

    Net investment
     income (loss) ..................................      404,753       644,900      132,259       82,795     454,979     (35,141)
                                                       -----------    ----------   ----------  -----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain (loss) on investments ............    6,833,811       194,936      263,627    6,193,650     956,351      68,623
 Net realized loss from foreign currency transactions                                               (1,143)
 Net unrealized gain (loss) on investments ..........    3,980,606       775,732    1,988,518    7,917,932   1,446,230   1,439,379
 Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currencies ........................................                                                    1
                                                       -----------    ----------   ----------  -----------  ----------  ----------
    Net realized and unrealized gain on
     investments and foreign currency ...............   10,814,417       970,668    2,252,145   14,110,440   2,402,581   1,508,002
                                                       -----------    ----------   ----------  -----------  ----------  ----------
 Net increase in net assets
  resulting from operations .........................  $11,219,170    $1,615,568   $2,384,404  $14,193,235  $2,857,560  $1,472,861
                                                       ===========    ==========   ==========  ===========  ==========  ==========

                       See notes to financial statements.

CHUBB AMERICA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                   WORLD GROWTH                  MONEY MARKET
                                                  STOCK PORTFOLIO                 PORTFOLIO
                                              -----------------------      ----------------------

                                                YEAR           YEAR          YEAR          YEAR
                                                ENDED          ENDED         ENDED         ENDED
                                              DECEMBER       DECEMBER      DECEMBER      DECEMBER
                                              31, 1995       31, 1994      31, 1995      31, 1994
                                              --------    -----------      --------      --------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss) ..........  $  1,578,594   $    785,890   $   401,686   $   259,435

  Net realized gain (loss) on
   investments ..........................     2,331,370      2,028,789           (59)         (886)

  Net realized gain (loss) from foreign
   currency transactions ................      (144,377)      (102,259)

  Net unrealized gain (loss)
   on investments .......................     6,906,079     (4,696,572)        1,316          (507)

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies ....       (26,053)         4,667
                                           ------------   ------------   -----------   -----------

  Net increase (decrease) in net assets
   resulting from operations ............    10,645,613     (1,979,485)      402,943       258,042

Dividends to shareholders from
 net investment income ..................    (1,504,890)      (683,631)     (401,686)     (259,435)

Dividends to shareholders in excess
 of net investment income ...............                         (265)

Distributions to shareholders from
 capital gains ..........................    (1,647,022)    (2,213,897)

Distributions to shareholders in excess
 of capital gains .......................                     (452,287)

Increase (decrease) in net assets derived
 from shareholder transactions (Note E) .    13,294,888     16,202,192       630,934     2,620,697
                                           ------------   ------------   -----------   -----------

 Net increase (decrease) in
  net assets ............................    20,788,589     10,872,627       632,191     2,619,304

Net Assets:
 Beginning of period ....................    52,903,768     42,031,141     7,680,485     5,061,181
                                           ------------   ------------   -----------   -----------

 End of period (1) ......................  $ 73,692,357   $ 52,903,768   $ 8,312,676   $ 7,680,485
                                           ============   ============   ===========   ===========

(1) Including overdistribution of
    net investment income ...............  $   (454,018)  $          0   $         0   $         0
                                           ============   ============   ===========   ===========

                                                     GOLD STOCK             DOMESTIC GROWTH STOCK
                                                     PORTFOLIO                   PORTFOLIO
                                             -------------------------   ---------------------------

                                                YEAR          YEAR           YEAR           YEAR
                                                ENDED         ENDED          ENDED          ENDED
                                              DECEMBER      DECEMBER       DECEMBER       DECEMBER
                                              31, 1995      31, 1994       31, 1995       31, 1994
                                             -----------   -----------   ------------   ------------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss) ..........    $    19,515   $    14,891   $    404,753   $    187,059

  Net realized gain (loss) on
   investments ..........................      1,128,650       109,276      6,833,811      2,737,402

  Net realized gain (loss) from foreign
   currency transactions ................         (5,423)       (2,987)

  Net unrealized gain (loss)
   on investments .......................       (763,459)   (1,382,511)     3,980,606       (729,515

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies ....              8             2
                                             -----------   -----------   ------------   ------------

  Net increase (decrease) in net assets
   resulting from operations ............        379,291    (1,261,329)    11,219,170      2,194,946

Dividends to shareholders from
 net investment income ..................        (19,549)      (11,870)      (404,753)      (187,059

Dividends to shareholders in excess
 of net investment income ...............        (18,006)

Distributions to shareholders from
 capital gains ..........................                      (48,375)    (6,681,176)    (2,502,153

Distributions to shareholders in excess
 of capital gains .......................

Increase (decrease) in net assets derived
 from shareholder transactions (Note E) .       (825,716)      809,618     12,925,979      6,880,643
                                             -----------   -----------   ------------   ------------

 Net increase (decrease) in
  net assets ............................       (483,980)     (511,956)    17,059,220      6,386,377

Net Assets:
 Beginning of period ....................      7,351,625     7,863,581     31,458,666     25,072,289
                                             -----------   -----------   ------------   ------------

 End of period (1) ......................    $ 6,867,645   $ 7,351,625   $ 48,517,886   $ 31,458,666
                                             ===========   ===========   ============   ============

(1) Including overdistribution of
    net investment income ...............    $   (71,804)  $         0   $          0   $          0
                                             ===========   ===========   ============   ============


                       See notes to financial statements.

                                                         BOND                    GROWTH AND INCOME
                                                       PORTFOLIO                     PORTFOLIO
                                               ------------------------      ------------------------

                                                  YEAR           YEAR          YEAR            YEAR
                                                  ENDED          ENDED         ENDED           ENDED
                                                DECEMBER       DECEMBER      DECEMBER        DECEMBER
                                                31, 1995       31, 1994      31, 1995        31, 1994
                                               ---------       --------      --------        --------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss) ..........    $    644,900   $    472,011   $    132,259   $    65,424

  Net realized gain (loss) on
   investments ..........................         194,936       (227,339)       263,627       128,139

  Net realized gain (loss) from foreign
   currency transactions ................

  Net unrealized gain (loss)
   on investments .......................         775,732       (402,014)     1,988,518      (406,681)

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies ....
                                             ------------   ------------   ------------   -----------

  Net increase (decrease) in net assets
   resulting from operations ............       1,615,568       (157,342)     2,384,404      (213,118)

Dividends to shareholders from
 net investment income ..................        (644,900)      (472,011)      (132,259)      (65,424)

Dividends to shareholders in excess
 of net investment income ...............

Distributions to shareholders from
 capital gains ..........................                                      (263,627)     (192,338)

Distributions to shareholders in excess
 of capital gains .......................                                      (132,174)

Increase (decrease) in net assets derived
 from shareholder transactions (Note E) .      (4,807,023)     8,233,919      5,659,207     3,249,910
                                             ------------   ------------   ------------   -----------

 Net increase (decrease) in
  net assets ............................      (3,836,355)     7,604,566      7,515,551     2,779,030

Net Assets:
 Beginning of period ....................      13,066,445      5,461,879      5,610,472     2,831,442
                                             ------------   ------------   ------------   -----------

 End of period (1) ......................    $  9,230,090   $ 13,066,445   $ 13,126,023   $ 5,610,472
                                             ============   ============   ============   ===========

(1) Including overdistribution of
    net investment income ...............    $          0   $          0   $          0   $         0
                                             ============   ============   ============   ===========


                                                   CAPITAL GROWTH                    BALANCED            EMERGING GROWTH
                                                      PORTFOLIO                      PORTFOLIO              PORTFOLIO
                                               -----------------------        -----------------------    ---------------
                                                                                                              PERIOD
                                                 YEAR           YEAR            YEAR           YEAR           MAY 1,
                                                 ENDED          ENDED           ENDED          ENDED          1995 TO
                                               DECEMBER       DECEMBER        DECEMBER       DECEMBER        DECEMBER
                                               31, 1995       31, 1994        31, 1995       31, 1994        31, 1995
                                               --------       --------        --------       --------        --------
Increase (decrease) in net assets:

From operations:

  Net investment income (loss) ..........    $     82,795   $     53,475   $    454,979   $    448,353     $    (35,141)

  Net realized gain (loss) on
   investments ..........................       6,193,650        302,046        956,351        159,254           68,623

  Net realized gain (loss) from foreign
   currency transactions ................          (1,143)            17

  Net unrealized gain (loss)
   on investments .......................       7,917,932       (893,606)     1,446,230       (783,353)       1,439,379

  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies ....               1             28
                                             ------------   ------------   ------------   ------------     ------------

  Net increase (decrease) in net assets
   resulting from operations ............      14,193,235       (538,040)     2,857,560       (175,746)       1,472,861

Dividends to shareholders from
 net investment income ..................         (82,795)       (53,492)      (454,979)      (448,353)

Dividends to shareholders in excess
 of net investment income ...............

Distributions to shareholders from
 capital gains ..........................      (4,477,144)      (546,146)      (868,152)      (163,739)

Distributions to shareholders in excess
 of capital gains .......................                       (114,172)

Increase (decrease) in net assets derived
 from shareholder transactions (Note E) .      12,655,647     13,442,447     (1,767,014)     3,848,793        9,966,663
                                             ------------   ------------   ------------   ------------     ------------

 Net increase (decrease) in
  net assets ............................      22,288,943     12,190,597       (232,585)     3,060,955       11,439,524

Net Assets:
 Beginning of period ....................      27,564,086     15,373,489     14,764,853     11,703,898                0
                                             ------------   ------------   ------------   ------------     ------------

 End of period (1) ......................    $ 49,853,029   $ 27,564,086   $ 14,532,268   $ 14,764,853     $ 11,439,524
                                             ============   ============   ============   ============     ============

(1) Including overdistribution of
    net investment income ...............    $     (1,143)  $          0   $          0   $          0     $          0
                                             ============   ============   ============   ============     ============



                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE A--ORGANIZATION

Chubb America Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies issued by Chubb Life Insurance Company of America ("Chubb Life"). The Company is composed of nine separate portfolios (the "Portfolios"): the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Domestic Growth Stock Portfolio, the Bond Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. Chubb Life's ownership at December 31, 1995 is as follows:

                                                                     PERCENTAGE OF
PORTFOLIO                                         SHARES OWNED     SHARES OUTSTANDING
World Growth Stock...................                     0                   0
Money Market.........................                     0                   0
Gold Stock...........................                     0                   0
Domestic Growth Stock................                     0                   0
Bond.................................                     0                   0
Growth and Income....................                23,456                2.58%
Capital Growth.......................                13,481                0.47%
Balanced.............................                17,137                1.40%
Emerging Growth......................               300,001               34.85%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Deferred Organizational Costs: Costs incurred by the Company in connection with the organization and initial public offering of the Growth and Income, Capital Growth and Balanced Portfolios have been deferred and are being amortized over a five year period using the straight line method from the date the shares were first offered to the public. In the event that any of the initial shares are redeemed, by any holder thereof, during the amortization period, the proceeds will be reduced for any unamortized organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(Continued)

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

Foreign Currency Transactions: The World Growth Stock, Gold Stock and Capital Growth Portfolios engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payable and receivables for securities and accrued investment income at December 31, 1995.

Federal Income Taxes: It is the policy of the Company for each Portfolio to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method. The aggregate cost of investments owned for Federal income tax purposes is the same as for financial reporting purposes.

As of December 31, 1995, gross unrealized gains and losses were as follows.

                                             Gross        Gross         Net
                                           Unrealized   Unrealized   Unrealized
                                             Gains        Losses        Gain
                                          -----------   ----------   -----------
World Growth Stock Portfolio ...........  $16,465,369   $3,508,606   $12,956,763
Money Market Portfolio .................        1,316            0         1,316
Gold Stock Portfolio ...................    1,331,118      648,916       682,202
Domestic Growth Stock Portfolio ........   11,180,945    3,367,073     7,813,872
Bond Portfolio .........................      407,099            0       407,099
Growth and Income Portfolio ............    2,130,676      269,501     1,861,175
Capital Growth Portfolio ...............    9,185,288      298,018     8,887,270
Balanced Portfolio .....................    1,399,253      147,272     1,251,981
Emerging Growth Portfolio ..............    1,804,201      364,822     1,439,379

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE C--INVESTMENTS--(CONTINUED)

As of December 31, 1995, the World Growth Stock Portfolio had an unrealized foreign currency loss of $29,038, the Gold Stock Portfolio had an unrealized foreign currency gain of $8, and the Capital Growth Portfolio had an unrealized foreign currency gain of $8.

At December 31, 1995, realized capital losses, for Federal income tax purposes, available to be used to offset future realized capital gains are as follows: the Money Market Portfolio has $696 which expires in 2002; the Gold Stock Portfolio has $332,934, of which $49,107 expires in 2000, and $283,827 expires in 2001;
the Bond Portfolio has $34,665 which expires in 2002.

In addition, during the period from November 1, 1995 through December 31, 1995, the World Growth Stock Portfolio incurred foreign currency losses of $36,546, the Money Market Portfolio incurred capital losses of $249, the Gold Stock Portfolio incurred currency losses of $1,087, and the Growth and Income Portfolio incurred capital losses of $132,174 that are treated for Federal Income tax purposes as if they occurred on January 1, 1996. Accordingly, these Portfolios made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

The Gold Stock Portfolio had investments in passive foreign investment companies during the year which were marked to market for Federal tax purposes. A distribution of $22,342 on the Gold Stock Portfolio was declared based upon this mark to market adjustment, resulting in distributions in excess of net investment income for financial statement purposes.

Purchases and sales of investment securities for the period ended December 31, 1995, other than short-term obligations, were as follows:

                                                                      PROCEEDS
                                                   COST OF              FROM
                                                  INVESTMENT         INVESTMENT
                                                  SECURITIES         SECURITIES
                                                  PURCHASED             SOLD
                                                  ---------          ----------
World Growth Stock Portfolio ...........         $22,899,825         $10,485,554
Gold Stock Portfolio ...................           1,741,798           2,862,440
Domestic Growth Stock Portfolio ........          37,089,352          25,869,120
Bond Portfolio .........................          12,360,796          16,928,636
Growth and Income Portfolio ............           8,141,500           2,682,700
Capital Growth Portfolio ...............          64,875,023          51,242,773
Balanced Portfolio .....................          21,410,083          18,841,997
Emerging Growth Portfolio ..............          10,622,400           1,878,205

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Chubb Investment Advisory Corporation, a wholly-owned subsidiary of Chubb Life. Under the agreement, Chubb Investment Advisory Corporation provides investment management and certain administrative services for the Company. Chubb Investment Advisory Corporation has, in turn, retained Templeton, Galbraith & Hansberger, Ltd. to provide investment advisory services for the World Growth Stock Portfolio; Chubb Asset Managers, Inc. to provide investment advisory services for the Money Market, Bond, and Growth and Income Portfolios; Van Eck Associates Corporation to provide investment advisory services for the Gold Stock Portfolio; Pioneering Management Corporation to provide investment advisory services for the Domestic Growth Stock Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio; Phoenix Investment Counsel to provide investment advisory services for the Balanced Portfolio, and MFS Asset Management

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT--(CONTINUED)

Group to provide investment advisory services for the Emerging Growth Portfolio. For its investment management and administrative services, Chubb Investment Advisory Corporation is paid an annual fee through a daily charge based on a percentage of the average daily net assets of each Portfolio as shown below:

                                                    FIRST        NEXT          OVER
                                                    $200         $1.1          $1.3
                                                   MILLION      BILLION      BILLION
                                                   -------      -------      -------
World Growth Stock Portfolio                         .75%         .70%         .65%
Money Market Portfolio                               .50%         .45%         .40%
Gold Stock Portfolio                                 .75%         .70%         .65%
Domestic Growth Stock Portfolio                      .75%         .70%         .65%
Bond Portfolio                                       .50%         .45%         .40%
Growth and Income Portfolio                          .75%         .70%         .65%
Capital Growth Portfolio                            1.00%         .95%         .90%
Balanced Portfolio                                   .75%         .70%         .65%
Emerging Growth Portfolio                            .80%         .75%         .70%

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

                                                              WORLD GROWTH STOCK PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................          1,079,198        $ 21,534,683           1,035,573        $ 21,466,773
Shares issued as reinvestment of
  dividends ....................            149,363           2,838,549             168,068           3,486,913
Shares redeemed ................           (537,061)        (11,078,344)           (431,951)         (8,751,494)
                                          ---------        ------------           ---------        ------------
    Net increase ...............            691,500        $ 13,294,888             771,690        $ 16,202,192
                                          =========        ============           =========        ============

                                                                   MONEY MARKET PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................          1,632,081        $ 17,200,276            1,254,266       $ 13,015,646
Shares issued as reinvestment of
  dividends ....................             25,311             259,435                9,766            100,195
Shares redeemed ................         (1,597,452)        (16,828,777)          (1,008,034)       (10,495,144)
                                         ----------        ------------           ----------       ------------
    Net increase ...............             59,940        $    630,934              255,998       $  2,620,697
                                         ==========        ============           ==========       ============

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS-(CONTINUED)

                                                                   GOLD STOCK PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................           186,086         $ 2,934,007             157,979         $ 2,772,324
Shares issued as reinvestment of
  dividends ....................             3,131              50,893                 881              16,196
Shares redeemed ................          (228,093)         (3,810,616)           (120,493)         (1,978,902)
                                          --------         -----------            --------         -----------
    Net increase (decrease) ....           (38,876)        $  (825,716)             38,367         $   809,618
                                          ========         ===========            ========         ===========

                                                            DOMESTIC GROWTH STOCK PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................           772,787         $ 13,629,978             504,196        $  8,172,260
Shares issued as reinvestment of
  dividends ....................           119,026            1,896,979             185,687           2,977,104
Shares redeemed ................          (150,022)          (2,600,978)           (268,980)         (4,268,721)
                                          --------         ------------            --------        ------------
    Net increase ...............           741,791         $ 12,925,979             420,903        $  6,880,643
                                          ========         ============            ========        ============



                                                                      BOND PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................            570,322        $  6,012,459           1,223,216        $ 12,359,424
Shares issued as reinvestment of
  dividends ....................             48,644             472,011              41,407             426,036
Shares redeemed ................         (1,093,969)        (11,291,493)           (449,159)         (4,551,541)
                                         ----------        ------------           ---------        ------------
    Net increase (decrease) ....           (475,003)       $ (4,807,023)            815,464        $  8,233,919
                                         ==========        ============           =========        ============

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS-(CONTINUED)



                                                               GROWTH AND INCOME PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................          513,526         $ 7,033,965               293,263          $ 3,529,692
Shares issued as reinvestment of
  dividends ....................           17,247             193,563                12,930              156,535
Shares redeemed ................         (119,878)         (1,568,321)              (35,479)            (436,317)
                                         --------         -----------               -------          -----------
    Net increase ...............          410,895         $ 5,659,207               270,714          $ 3,249,910
                                         ========         ===========               =======          ===========

                                                                CAPITAL GROWTH PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................         1,012,623        $ 15,822,540             1,017,067        $ 13,892,818
Shares issued as reinvestment of
  dividends ....................            35,107             469,711                92,665           1,310,134
Shares redeemed ................          (238,732)         (3,636,604)             (127,748)         (1,760,505)
                                         ---------        ------------             ---------        ------------
    Net increase ...............           808,998        $ 12,655,647               981,984        $ 13,442,447
                                         =========        ============             =========        ============


                                                                   BALANCED PORTFOLIO
                                          ---------------------------------------------------------------------
                                                   YEAR ENDED                               YEAR ENDED
                                               DECEMBER 31, 1995                        DECEMBER 31, 1994
                                          -----------------------------           -----------------------------
                                           SHARES            DOLLARS                SHARES            DOLLARS
                                           ------            -------                ------            -------
Shares issued ..................           423,487        $ 4,897,002               420,855          $ 4,654,199
Shares issued as reinvestment of
  dividends ....................            49,731            527,979                41,717              466,037
Shares redeemed ................          (643,500)        (7,191,995)             (115,035)          (1,271,443)
                                         ---------        -----------              --------          -----------
    Net increase (decrease) ....          (170,282)       $(1,767,014)              347,537          $ 3,848,793
                                         =========        ===========              ========          ===========

NOTES TO FINANCIAL STATEMENTS
CHUBB AMERICA FUND, INC.
DECEMBER 31, 1995

NOTE E--SHAREHOLDERS' TRANSACTIONS-(CONTINUED)

                                             EMERGING GROWTH PORTFOLIO*
                                    --------------------------------------------
                                               FOR PERIOD MAY 1, 1995
                                                TO DECEMBER 31, 1995
                                             --------------------------
                                             SHARES             DOLLARS
                                             ------             -------
Shares issued ..................            864,931        $ 10,018,440
Shares issued as reinvestment of
  dividends
Shares redeemed ................             (4,053)            (51,777)
                                            -------        ------------
    Net increase ...............            860,878        $  9,966,663
                                            =======        ============

*Inception Date -- May 1, 1995

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                                                     WORLD GROWTH STOCK PORTFOLIO
                                      ------------------------------------------------------------------------------------------
                                            YEAR               YEAR               YEAR             YEAR                YEAR
                                           ENDED              ENDED              ENDED            ENDED               ENDED
                                          DECEMBER           DECEMBER           DECEMBER         DECEMBER            DECEMBER
                                          31, 1995           31, 1994           31, 1993         31, 1992            31, 1991
                                      --------------     --------------     --------------     --------------     --------------
Net asset value, beginning of
  year ............................   $        19.00     $        20.89     $        16.73     $        16.45     $        13.70

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ...........             0.45               0.25               0.24               0.35               0.34

  Net gains and losses on
    securities and foreign currency
    (both realized and unrealized)              2.65              (0.89)              5.40               0.65               2.75
                                      --------------     --------------     --------------     --------------     --------------
  Total from investment
    operations ....................             3.10              (0.64)              5.64               1.00               3.09

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income .............            (0.43)             (0.25)             (0.24)             (0.35)             (0.34)

  Dividends in excess of net
   investment income ..............

  Distributions from capital
    gains .........................            (0.47)             (0.81)             (1.24)             (0.37)

  Distributions in excess of
    capital gains .................                               (0.19)

  Returns of capital...............
                                      --------------     --------------     --------------     --------------     --------------
  Total distributions .............            (0.90)             (1.25)             (1.48)             (0.72)             (0.34)
                                      --------------     --------------     --------------     --------------     --------------
Net asset value, end of year ......   $        21.20     $        19.00     $        20.89     $        16.73     $        16.45
                                      ==============     ==============     ==============     ==============     ==============
Total Return (A) ..................            16.35%             (3.05%)            33.73%              6.10%             22.53%

Ratios to Average Net Assets:

  Expenses ........................             0.96%              1.00%              1.04%              1.17%              1.14%

  Net investment income ...........             2.31%              1.56%              1.64%              2.19%              2.40%

Portfolio Turnover Rate ...........            18.09%             18.47%             34.90%             32.27%             50.06%

Net Assets, At End of Year ........   $   73,692,357     $   52,903,768     $   42,031,141     $   25,416,357     $   22,659,930

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:(A)

                                                                   MONEY MARKET PORTFOLIO
                                 -------------------------------------------------------------------------------------
                                      YEAR               YEAR              YEAR             YEAR              YEAR
                                     ENDED              ENDED             ENDED            ENDED              ENDED
                                   DECEMBER           DECEMBER          DECEMBER         DECEMBER           DECEMBER
                                   31, 1995           31, 1994          31, 1993         31, 1992           31, 1991
                                 -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of
  year .......................   $       10.25     $       10.26     $       10.22     $       10.22     $       10.21

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ......            0.50              0.35              0.20              0.29              0.52

  Net gains and losses
    on securities (both
    realized and unrealized) .            0.02             (0.01)             0.04                                0.01
                                 -------------     -------------     -------------     -------------     -------------
  Total from investment
    operations ...............            0.52              0.34              0.24              0.29              0.53

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income ........           (0.50)            (0.35)            (0.20)            (0.29)            (0.52)

  Dividends in excess of net
    investment income ........

  Distributions from capital
    gains ....................

  Distributions in excess of
    capital gains ............

  Returns of capital .........
                                 -------------     -------------     -------------     -------------     -------------
  Total distributions ........           (0.50)            (0.35)            (0.20)            (0.29)            (0.52)
                                 -------------     -------------     -------------     -------------     -------------
Net asset value, end of year .   $       10.27     $       10.25     $       10.26     $       10.22     $       10.22
                                 =============     =============     =============     =============     =============
Total Return (B) .............            5.06%             3.28%             2.32%             2.83%             5.18%

Ratios to Average Net Assets:

  Expenses ...................            0.63%             0.65%             0.74%             0.85%             0.85%

  Net investment income ......            4.89%             3.31%             2.32%             2.81%             4.95%

Portfolio Turnover Rate (C) ..             N/A               N/A               N/A               N/A               N/A

Net Assets, At End of Year ...   $   8,312,676     $   7,680,485     $   5,061,181     $   3,956,152     $   3,672,941

------------
(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the year. Therefore, the portfolio turnover rate has not been calculated.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:(A)

                                                                        GOLD STOCK PORTFOLIO
                                       -------------------------------------------------------------------------------------
                                            YEAR               YEAR              YEAR             YEAR              YEAR
                                           ENDED              ENDED             ENDED            ENDED              ENDED
                                         DECEMBER           DECEMBER          DECEMBER         DECEMBER           DECEMBER
                                         31, 1995           31, 1994          31, 1993         31, 1992           31, 1991
                                       -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of
  year ............................    $       16.25     $       19.00     $       11.57     $       11.99     $       12.76

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ...........             0.05              0.03              0.02              0.03              0.07

  Net gains and losses on
    securities and foreign currency
    (both realized and unrealized)              0.40             (2.65)             7.43             (0.42)            (0.77)
                                       -------------     -------------     -------------     -------------     -------------
  Total from investment
    operations ....................             0.45             (2.62)             7.45             (0.39)            (0.70)

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income .............            (0.05)            (0.03)            (0.02)            (0.03)            (0.07)

  Dividends in excess of net
    investment income .............            (0.04)

  Distributions from capital
    gains .........................

  Distributions in excess of
    capital gains .................                              (0.10)

  Returns of capital...............
                                       -------------     -------------     -------------     -------------     -------------
  Total distributions .............            (0.09)            (0.13)            (0.02)            (0.03)            (0.07)
                                       -------------     -------------     -------------     -------------     -------------
Net asset value, end of year ......    $       16.61     $       16.25     $       19.00     $       11.57     $       11.99
                                       =============     =============     =============     =============     =============
Total Return (A) ..................             2.76%           (13.77%)           63.90%            (3.29%)           (5.48%)

Ratios to Average Net Assets:

  Expenses ........................             1.01%             0.99%             1.01%             1.13%             1.16%

  Net investment income ...........             0.24%             0.18%             0.14%             0.24%             0.57%

Portfolio Turnover Rate ...........            23.98%            11.12%             7.32%             7.78%            14.23%

Net Assets, At End of Year ........    $   6,867,645     $   7,351,625     $   7,863,581     $   4,338,297     $   4,646,951

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                             DOMESTIC GROWTH STOCK PORTFOLIO
                                  ---------------------------------------------------------------------------------------------
                                      YEAR                YEAR                YEAR                YEAR               YEAR
                                     ENDED               ENDED               ENDED               ENDED               ENDED
                                    DECEMBER            DECEMBER            DECEMBER            DECEMBER            DECEMBER
                                    31, 1995            31, 1994            31, 1993            31, 1992            31, 1991
                                 --------------      --------------      --------------      --------------      --------------
Net asset value, beginning of
  year ......................    $        15.94      $        16.14      $        15.16      $        12.96      $        10.15

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income .....              0.15                0.09                0.12                0.14                0.24

  Net gains and losses
    on securities (both
    realized and unrealized)               4.48                1.12                2.29                3.27                3.13
                                 --------------      --------------      --------------      --------------      --------------
  Total from investment
    operations ..............              4.63                1.21                2.41                3.41                3.37

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income .......             (0.15)              (0.09)              (0.12)              (0.14)              (0.24)

  Dividends in excess of net
    investment income .......

  Distributions from capital
    gains ...................             (2.55)              (1.32)              (1.31)              (1.07)              (0.32)

  Distributions in excess of
    capital gains ...........

  Returns of capital ........
                                 --------------      --------------      --------------      --------------      --------------
  Total distributions .......             (2.70)              (1.41)              (1.43)              (1.21)              (0.56)
                                 --------------      --------------      --------------      --------------      --------------
Net asset value, end of year     $        17.87      $        15.94      $        16.14      $        15.16      $        12.96
                                 ==============      ==============      ==============      ==============      ==============
Total Return (A) ............             29.72%               7.66%              15.89%              26.50%              33.18%

Ratios to Average Net Assets:

  Expenses ..................              0.87%               0.89%               0.97%               1.07%               1.13%

  Net investment income .....              0.95%               0.63%               0.76%               1.07%               2.02%

Portfolio Turnover Rate .....             64.17%              46.65%              49.47%              41.36%              40.93%

Net Assets, At End of Year ..    $   48,517,886      $   31,458,666      $   25,072,289      $   19,985,838      $   15,583,806

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                                        BOND PORTFOLIO
                                  -------------------------------------------------------------------------------------------
                                       YEAR               YEAR                YEAR               YEAR              YEAR
                                      ENDED              ENDED               ENDED              ENDED              ENDED
                                     DECEMBER           DECEMBER            DECEMBER           DECEMBER           DECEMBER
                                     31, 1995           31, 1994            31, 1993           31, 1992           31, 1991
                                  --------------     --------------      --------------     --------------     --------------
Net asset value, beginning of
  year .......................    $         9.70     $        10.28      $        10.21     $        10.61     $         9.83

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ......              0.74               0.35                0.74               0.66               0.72

  Net gains and losses
    on securities (both
    realized and unrealized)..              0.89              (0.58)               0.13               0.13               0.79
                                  --------------     --------------      --------------     --------------     --------------
  Total from investment
    operations ...............              1.63              (0.23)               0.87               0.79               1.51

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income ........             (0.74)             (0.35)              (0.74)             (0.66)             (0.73)

  Dividends in excess of net
    investment income.........

  Distributions from capital
    gains ....................                                                    (0.06)             (0.53)

  Distributions in excess of
    capital gains ............

  Returns of capital..........
                                  --------------     --------------      --------------     --------------     --------------
  Total distributions ........             (0.74)             (0.35)              (0.80)             (1.19)             (0.73)
                                  --------------     --------------      --------------     --------------     --------------
Net asset value, end of year .    $        10.59     $         9.70      $        10.28     $        10.21     $        10.61
                                  ==============     ==============      ==============     ==============     ==============
Total Return (A) .............             16.76%             (2.28%)              8.68%              7.46%             15.34%

Ratios to Average Net Assets:

  Expenses ...................              0.63%              0.68%               0.74%              0.88%              1.03%

  Net investment income ......              6.43%              6.07%               7.59%              6.83%              7.12%

Portfolio Turnover Rate ......            127.74%            140.30%             112.66%             81.23%             23.73%

Net Assets, At End of Year ...    $    9,230,090     $   13,066,445      $    5,461,879     $    4,042,506     $    3,516,314


(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                          GROWTH AND INCOME PORTFOLIO
                                   ------------------------------------------------------------------------
                                                                                              PERIOD FROM
                                        YEAR                YEAR                YEAR             MAY 1,
                                        ENDED               ENDED              ENDED            1992 TO
                                        JUNE              DECEMBER            DECEMBER          DECEMBER
                                      30, 1995            31, 1994            31, 1993         31, 1992(A)
                                   --------------      --------------     --------------     --------------
Net asset value, beginning of
  period ......................    $        11.22      $        12.35     $        11.10     $        10.27

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income .......              0.15                0.13               0.12               0.02

  Net gains and losses
    on securities (both
    realized and unrealized) ..              3.62               (0.65)              1.53               0.83
                                   --------------      --------------     --------------     --------------
  Total from investment
    operations ................              3.77               (0.52)              1.65               0.85

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income .........             (0.15)              (0.13)             (0.12)             (0.02)

  Dividends in excess of net
    investment income..........

  Distributions from capital
    gains .....................             (0.29)              (0.48)             (0.28)

  Distributions in excess of
    capital gains .............             (0.14)

  Returns of capital...........
                                   --------------      --------------     --------------     --------------
  Total distributions .........             (0.58)              (0.61)             (0.40)             (0.02)
                                   --------------      --------------     --------------     --------------
Net asset value, end of period     $        14.41      $        11.22     $        12.35     $        11.10
                                   ==============      ==============     ==============     ==============
Total Return (B) ..............             33.58%              (4.24%)            14.94%             12.48% (C)

Ratios to Average Net Assets:
     (Annualized)

  Expenses ....................              0.92%               1.10%              1.35%              2.09% (C)

  Net investment income .......              1.50%               1.52%              1.38%              0.36% (C)

Portfolio Turnover Rate .......             32.30%              38.17%             77.68%             54.11%

Net Assets, At End of Period ..    $   13,126,023      $    5,610,472     $    2,831,442     $    1,489,179


(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C)      Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                                CAPITAL GROWTH PORTFOLIO
                                        ------------------------------------------------------------------------
                                                                                                   PERIOD FROM
                                             YEAR                YEAR                YEAR             MAY 1,
                                             ENDED               ENDED              ENDED            1992 TO
                                             JUNE              DECEMBER            DECEMBER          DECEMBER
                                           30, 1995            31, 1994            31, 1993         31, 1992(A)
                                        --------------      --------------     --------------     --------------
Net asset value, beginning of
  period ...........................    $        13.38      $        14.26     $        12.42     $         9.95

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ............              0.03                0.03                                 (0.01)

  Net gains and losses on securities
    and foreign currency (both
    realized and unrealized) .......              5.56               (0.49)              3.03               2.69
                                        --------------      --------------     --------------     --------------
  Total from investment
    operations .....................              5.59               (0.46)              3.03               2.68

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income ..............             (0.03)              (0.03)

  Dividends in excess of net
    investment income...............

  Distributions from capital
    gains ..........................             (1.56)              (0.33)             (1.19)             (0.21)

  Distributions in excess of
    capital gains ..................                                 (0.06)

  Returns of capital................
                                        --------------      --------------     --------------     --------------
  Total distributions ..............             (1.59)              (0.42)             (1.19)             (0.21)
                                        --------------      --------------     --------------     --------------
Net asset value, end of period .....    $        17.38      $        13.38     $        14.26     $        12.42
                                        ==============      ==============     ==============     ==============
Total Return (B) ...................             41.74%              (3.26%)            24.73%             40.40% (C)

Ratios to Average Net Assets:
    (Annualized)

  Expenses .........................              1.15%               1.22%              1.33%              1.96% (C)

  Net investment income ............              0.21%               0.25%             (0.11%)            (0.37%)(C)

Portfolio Turnover Rate ............            170.32%             202.04%            162.79%            104.76%

Net Assets, At End of Period .......    $   49,853,029      $   27,564,086     $   15,373,489     $    5,343,734

(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C)      Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:

                                                                BALANCED PORTFOLIO
                                  --------------------------------------------------------------------------
                                                                                               PERIOD FROM
                                       YEAR                YEAR                YEAR               MAY 1,
                                       ENDED               ENDED              ENDED              1992 TO
                                     DECEMBER            DECEMBER            DECEMBER            DECEMBER
                                     31, 1995            31, 1994            31, 1993           31, 1992(A)
                                  --------------      --------------      --------------      --------------
Net asset value, beginning of
  period .....................    $        10.62      $        11.22      $        10.77      $        10.10

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income ......              0.37                0.32                0.25                0.16

  Net gains and losses
    on securities (both
    realized and unrealized) .              1.99               (0.47)               0.74                0.67
                                  --------------      --------------      --------------      --------------
  Total from investment
    operations ...............              2.36               (0.15)               0.99                0.83

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income ........             (0.37)              (0.32)              (0.25)              (0.16)

  Dividends in excess of net
    investment income.........

  Distributions from capital
    gains ....................             (0.70)              (0.13)              (0.25)

  Distributions in excess of
    capital gains ............                                                     (0.04)

  Returns of capital .........
                                  --------------      --------------      --------------      --------------
  Total distributions ........             (1.07)              (0.45)              (0.54)              (0.16)
                                  --------------      --------------      --------------      --------------
Net asset value, end of period    $        11.91      $        10.62      $        11.22      $        10.77
                                  ==============      ==============      ==============      ==============
Total Return (B) .............             22.35%              (1.33%)              9.27%              12.33% (C)

Ratios to Average Net Assets:
     (Annualized)

  Expenses ...................              0.99%               1.01%               1.07%               1.43% (C)

  Net investment income ......              3.20%               3.34%               2.79%               2.80% (C)

Portfolio Turnover Rate ......            164.70%             103.68%              65.49%              77.33%

Net Assets, At End of Period .    $   14,532,268      $   14,764,853      $   11,703,898      $    6,944,437


(A) Per share data calculated from the initial offering date, May 1, 1992, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C)      Per share data and ratios calculated on an annualized basis.

CHUBB AMERICA FUND, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the period:


                                                           EMERGING GROWTH PORTFOLIO
                                                          ---------------------------

                                                                  PERIOD FROM
                                                                     MAY 1,
                                                                    1995 TO
                                                                   DECEMBER
                                                                 31, 1995 (A)
                                                                --------------
Net asset value, beginning of
  period ............................................           $        10.00

INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income .............................                    (0.04)

  Net gain on securities
    (both realized
    and unrealized) .................................                     3.33
                                                                --------------
  Total from investment
    operations ......................................                     3.29

LESS DISTRIBUTIONS TO
 SHAREHOLDERS

  Dividends from net
    investment income................................

  Dividends in excess of net
    investment income................................

  Distributions from capital
    gains............................................

  Distributions in excess of
    capital gains....................................

  Returns of capital.................................
                                                                --------------
  Total distributions ...............................                     0.00

Net asset value, end of period ......................           $        13.29
                                                                ==============
Total Return (B) ....................................                    32.91% (C)

Ratios to Average Net Assets:
   (Annualized)

  Expenses ..........................................                     1.63% (C)

  Net investment income .............................                   (0.84%) (C)

Portfolio Turnover Rate .............................                    30.31%

Net Assets, At End of Period ........................           $   11,439,524


(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Chubb Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C)      Per share data and ratios calculated on an annualized basis.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Chubb America Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Chubb America Fund, Inc. (the "Fund", comprising, respectively, the World Growth Stock Portfolio, Money Market Portfolio, Gold Stock Portfolio, Domestic Growth Stock Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Balanced Portfolio and Emerging Growth Portfolio), including the related schedules of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated on pages 35, 36, 37, 38, 39, 40, 41, 42 and 43 of these financial statements for all Portfolios except the Emerging Growth Portfolio, for which the statement of operations, statement of changes in net assets and the financial highlights are for the period from May 1, 1995 (Commencement of Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Chubb America Fund, Inc. at December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.


                                             /s/ ERNST & YOUNG L.L.P.


Boston, Massachusetts
February 16, 1996

DISTRIBUTOR
Chubb Securities Corporation
One Granite Place
Concord, New Hampshire 03301

This material has been prepared for policyowners of Ensemble II variable universal life insurance. If used for prospecting purposes, it must be preceded or accompanied by a current prospectus and personalized illustrations. Always read these materials carefully before investing or sending money.

CHUBB LIFE INSURANCE COMPANY OF AMERICA
Corporate Offices, One Granite Place, Concord, NH 03301
Chubb Group of Insurance Companies